UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary proxy statement
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12
☐	Confidential, for use of the Commission only (as permitted by Rule 14a 6(e)(2))

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

Hartford Schroders Opportunistic Income Fund

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Hartford Funds Family of Funds

690 Lee Road

Wayne, Pennsylvania 19087

(888) 843-7824

Dear Fellow Shareholder,

You are cordially invited to participate in a joint special meeting of shareholders of the Hartford Funds Family of Funds (the “Funds”). The meeting will be held virtually and take place on October 21, 2020 at 10:00 a.m. (Eastern time). The purpose of the meeting is to vote on a proposal to elect ten nominees named in the attached joint proxy statement to the Funds’ Boards of Directors/Trustees (each, a “Board”). Seven nominees are current members of each Fund’s Board and three nominees would, if elected, be new members of each Fund’s Board.

The attached materials provide more information about the proposal, including each nominee’s background and qualifications. Each Board recommends that you vote “FOR” each of the nominees. We urge you to read the full text of the attached joint proxy statement before voting.

The proxy materials are being provided beginning on or about September 1, 2020, to shareholders who owned shares of the Funds as of August 3, 2020.

Your vote is important. Even if you plan to attend the meeting, please vote promptly via the Internet, by telephone, or by mail (or, if you own a variable annuity contract or variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., follow the instructions on the voting instruction card). See “Special Note to Variable Annuity Contract/Variable Life Insurance Owners” below. Your prompt vote will help save the Funds the costs of further proxy solicitation. If you have any questions or need assistance voting, please contact your financial intermediary or call the Funds at (888) 843-7824.

Thank you for investing in the Funds. It is our privilege to manage your investment.

Sincerely,

James E. Davey
President, Chief Executive Officer,
and Director/Trustee

The Hartford Funds Family of Funds

690 Lee Road

Wayne, Pennsylvania 19087

(888) 843-7824

QUESTIONS AND ANSWERS

Your Vote is important.

Although we urge you to read the full text of the attached joint proxy statement, for your convenience we have provided a brief overview of the proposal on which you are being asked to vote.

Why am I receiving the joint proxy statement?

The Hartford Funds Family of Funds (the “Funds”) are holding a joint special meeting of shareholders, which will be held virtually on October 21, 2020, to elect members of the Funds’ Boards of Directors/Trustees (collectively, the “Board”). This joint proxy statement describes a proposal to elect ten nominees, seven of whom are current members of each Fund’s Board (each a “Board nominee” and, collectively, the “Board nominees”). If elected, the Board nominees will serve as members of the Board of the Fund(s) in which you own shares. This joint proxy statement provides you information relating to the proposal and the meeting. Shares of one or more series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. may have been purchased at your discretion by your insurance company to serve as investment options under your variable annuity contract or variable life insurance policy. You are eligible to vote on the proposal (or to provide voting instructions to a financial intermediary, such as an insurance company, holding Fund shares in its name for your benefit) if you owned shares of one or more of the Funds as of August 3, 2020. Your proxy card indicates the Fund(s) in which you own shares.

How do the Boards of the Funds recommend that I vote?

The Board has reviewed the qualifications and backgrounds of the Board nominees named in the joint proxy statement and believes the Board nominees possess the requisite experience, qualifications, attributes and skills to serve (or continue to serve) on the Board, including, with respect to the Board nominees currently serving on the Board, their experience in overseeing investment companies and familiarity with the Funds and their investment adviser, Hartford Funds Management Company LLC. Therefore, the Boards believe the election or re-election of each Board nominee is in your best interest and unanimously recommend that you vote “FOR” each Board nominee.

How can I vote?

You can vote in any of four ways:

•	Via the Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

•	Virtually at the meeting. You may virtually attend the special meeting of shareholders and vote; however, even if you intend to do so, we encourage you to vote early using one of the methods discussed above. Please see the proxy statement for instructions on how to vote at the meeting if you hold shares through a financial intermediary in its name for your benefit. Variable annuity contract owners and variable life insurance policy holders should follow the instructions provided by their insurance company. Please see “Special Note to Variable Annuity Contract/Variable Life Insurance Owners” below.

Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

How can I participate in the virtual meeting?

To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/hartfordfunds/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator.

Who will pay the costs associated with the proxy solicitation?

The Funds will bear all costs associated with the proxy solicitation, including printing, distribution, and proxy solicitation costs, and related legal and accounting fees. Costs borne by the Funds will be allocated among the Funds ratably based on their respective numbers of shareholder accounts, except when costs reasonably can be attributed to one or more specific Funds.

The Funds have retained Broadridge, a proxy services firm and the Funds’ proxy tabulator, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Funds will pay Broadridge approximately $4.9 million for such services (including reimbursement of out-of-pocket expenses).

Whom should I call if I have questions?

If you need more information, or have any questions about voting, please call the Funds at (888) 843-7824.

Special Note to Variable Annuity Contract/Variable Life Insurance Owners

If you own a variable annuity contract or variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc. or Hartford Series Fund II, Inc., you are receiving this material because your insurance company is asking you to provide it with instructions as to how to vote the shares attributable to your contract at the meeting or any adjourned session. Please complete the instruction card and return it to your insurance company as directed on the card or in the accompanying materials you received from the insurance company. Please do not return the instruction card to the Funds.

Please Vote Now.

To avoid the unnecessary costs of further proxy solicitation, please vote promptly via the Internet, by telephone, or by mail (or, if you own a variable annuity contract or variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc. or Hartford Series Fund II, Inc., follow the instructions on the voting instruction card). No matter how large or small your investment in one or more of the Funds may be, your vote is important.

The Hartford Funds Family of Funds

690 Lee Road

Wayne, Pennsylvania 19087

(888) 843-7824

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
to be held on October 21, 2020

A joint special meeting of shareholders of the Hartford Funds Family of Funds identified below (each, a “Fund” and collectively, the “Funds”) will be held virtually on October 21, 2020 at 10:00 am (Eastern time), to consider and vote on the following proposal, as described more fully in the accompanying joint proxy statement:

PROPOSAL: To elect Hilary E. Ackermann, Robin C. Beery, Lynn S. Birdsong, Derrick D. Cephas, James E. Davey, Christine R. Detrick, Andrew A. Johnson, Paul L. Rosenberg, Lemma W. Senbet, and David Sung, to serve on each Fund’s Board of Directors/Trustees effective November 1, 2020.

In addition, Fund shareholders will be asked to transact such other business as may properly come before the meeting or any adjournments, postponements, or delays of the meeting.

Due to the health and safety concerns related to the ongoing COVID-19 pandemic, the meeting will be held in a virtual format. Shareholders will not be able to attend the meeting in person, but will be able to participate remotely as described below. Shareholders of record of each Fund as of the close of business on August 3, 2020 are entitled to notice of and to vote at the meeting and any adjournments, postponements, or delays of the meeting. Shareholders are entitled to one vote for each full share owned and a proportionate vote for each fractional share owned.

To participate in the meeting, shareholders must register in advance by visiting https://viewproxy.com/hartfordfunds/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc., the Funds’ proxy tabulator.

Your vote is important, no matter how many shares you own. Your prompt vote will help save the Funds the costs of further proxy solicitation. Please vote via the Internet, by telephone, by mail, by attending the meeting virtually, or, if you own a variable annuity contract or a variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., please follow the instructions on the voting instruction card, as described more fully in the accompanying joint proxy statement. Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

By Order of the Boards,

Thomas R. Phillips
Vice President and Secretary

August 14, 2020

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held virtually on October 21, 2020.

The Joint Proxy Statement is available at www.proxyvote.com

Copies of the Funds’ most recent annual and semi-annual reports, including financial statements, are available at no charge by visiting www.hartfordfunds.com; by sending a written request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling (888) 843-7824.

To view the Joint Proxy Statement and obtain voting information, please go to www.proxyvote.com on or after September 1, 2020 and enter the Control Number located on your proxy card. You may also obtain a copy of the Joint Proxy Statement at www.proxyvote.com. For information about the proxy statement, please call toll-free (888) 843-7824.

The Hartford Funds Family of Funds

The Hartford Mutual Funds, Inc.	Hartford Series Fund, Inc.
Hartford AARP Balanced Retirement Fund	Hartford Balanced HLS Fund
The Hartford Balanced Income Fund	Hartford Capital Appreciation HLS Fund
The Hartford Capital Appreciation Fund	Hartford Disciplined Equity HLS Fund
The Hartford Checks and Balances Fund	Hartford Dividend and Growth HLS Fund
Hartford Climate Opportunities Fund	Hartford Global Growth HLS Fund
The Hartford Conservative Allocation Fund	Hartford Healthcare HLS Fund
Hartford Core Equity Fund	Hartford High Yield HLS Fund
The Hartford Dividend and Growth Fund	Hartford International Opportunities HLS Fund
Hartford Emerging Markets Equity Fund	Hartford MidCap HLS Fund
The Hartford Emerging Markets Local Debt Fund	Hartford MidCap Value HLS Fund
The Hartford Equity Income Fund	Hartford Small Company HLS Fund
The Hartford Floating Rate Fund	Hartford Stock HLS Fund
The Hartford Floating Rate High Income Fund	Hartford Total Return Bond HLS Fund
Hartford Global Impact Fund	Hartford Ultrashort Bond HLS Fund
The Hartford Global Real Asset Fund	Hartford Value HLS Fund
The Hartford Growth Allocation Fund
The Hartford Healthcare Fund	Hartford HLS Series Fund II, Inc.
The Hartford High Yield Fund	Hartford Growth Opportunities HLS Fund
The Hartford Inflation Plus Fun	Hartford MidCap Growth HLS Fund
Hartford International Equity Fund	Hartford Small Cap Growth HLS Fund
The Hartford International Growth Fund	Hartford U.S. Government Securities HLS Fund
The Hartford International Opportunities Fund
The Hartford International Value Fund	Lattice Strategies Trust
The Hartford MidCap Fund	Hartford Multifactor Developed Markets (ex-US) ETF
The Hartford MidCap Value Fund	Hartford Multifactor Diversified International ETF
Hartford Moderate Allocation Fund	Hartford Multifactor Emerging Markets ETF
Hartford Multi-Asset Income and Growth Fund	Hartford Multifactor Low Volatility US Equity ETF
Hartford Municipal Income Fund	Hartford Multifactor REIT ETF
The Hartford Municipal Opportunities Fund	Hartford Multifactor Small Cap ETF
Hartford Municipal Short Duration Fund	Hartford Multifactor US Equity ETF
The Hartford Short Duration Fund
Hartford Small Cap Value Fund	Hartford Funds Exchange-Traded Trust
The Hartford Small Company Fund	Hartford Core Bond ETF
The Hartford Strategic Income Fund	Hartford Municipal Opportunities ETF
The Hartford Total Return Bond Fund	Hartford Schroders Tax-Aware Bond ETF
The Hartford World Bond Fund	Hartford Short Duration ETF
Hartford Total Return Bond ETF
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund	Hartford Schroders Opportunistic Income Fund
Hartford Multifactor International Fund*
Hartford Multifactor Large Cap Value Fund*
Hartford Quality Value Fund
Hartford Schroders Emerging Markets Equity Fund
Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Hartford Schroders International Multi-Cap Value Fund
Hartford Schroders International Stock Fund
Hartford Schroders Securitized Income Fund
Hartford Schroders Tax-Aware Bond Fund
Hartford Schroders US MidCap Opportunities Fund
Hartford Schroders US Small Cap Opportunities Fund
The Hartford Small Cap Growth Fund
Hartford Schroders China A Fund

The Hartford Funds Family of Funds

690 Lee Road

Wayne, Pennsylvania 19087

(888) 843-7824

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees (collectively, the “Board,” the members of which are referred to as “Board members”) of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. (collectively, the “Mutual Funds”), Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust (collectively, the “ETFs”), and Hartford Schroders Opportunistic Income Fund (the “Interval Fund”), (each, a “Fund” and collectively, the “Funds”). The Funds and their individual series are listed in Appendix A of this Proxy Statement. The proxies will be voted at a joint special meeting of shareholders of the Funds to be held virtually, on October 21, 2020, at 10:00 am (Eastern Time), and at any and all adjournments, postponements, or delays of the meeting (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders to be held on October 21, 2020. This Proxy Statement is first being made available to shareholders on or about September 1, 2020.

You are entitled to notice of, and to vote at, the Meeting (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) only if you owned shares of a Fund as of the close of business on August 3, 2020 (the “Record Date”). Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share held as of the Record Date. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If a proxy card is properly executed and returned, but the shareholder did not provide any instruction on how to vote for each Board nominee, the shares represented by the card will be voted “FOR” each Board nominee.

Due to the health and safety concerns related to the ongoing COVID-19 pandemic, the Meeting will be held in a virtual format. Shareholders will not be able to attend the Meeting in person, but will be able to participate remotely. To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/hartfordfunds/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc., the Funds’ proxy tabulator.

To revoke a proxy, you must submit a written notice of revocation or a later dated proxy to the applicable Fund, or virtually attend the Meeting and vote by ballot, in all cases before the proxy is exercised at the Meeting. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions. For more information, please see the section of the Proxy Statement titled “Voting Information.”

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 690 Lee Road, Wayne, PA 19087, or by calling toll free at (888) 843-7824. Copies of each Fund’s annual and semi-annual reports also are available on Hartford Funds’ website at www.hartfordfunds.com and at the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Please vote now. Your vote is important.

PROPOSAL: ELECTION OF BOARD NOMINEES

Background Information

Each Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose management and operations are overseen by the Board. The Board ordinarily can appoint new Board members without a shareholder vote, provided that upon such appointment at least two-thirds of the Board members have been elected by shareholders. The Board currently has 8 total Board members: Hilary E. Ackermann, Robin C. Beery, Lynn S. Birdsong, James E. Davey, Christine R. Detrick, Duane E. Hill, Lemma W. Senbet, and David Sung. In accordance with the Board’s mandatory retirement policy, Mr. Hill will retire from the Board on December 31, 2020. Currently, six of the eight Board members have been elected by shareholders of the Mutual Funds and all of the Board members have been elected by the shareholders of the ETFs and the Interval Fund. Accordingly, upon Mr. Hill’s retirement, the Board cannot appoint a new Board member to fill the vacancy on the Board of the Mutual Funds without a shareholder vote because such appointment would result in the Board having less than two-thirds of shareholder-elected Board members.

Electing each nominee to the Board therefore would give the Board flexibility to add new Board members or to fill any future vacancies created by the departure of one or more shareholder-elected Board members, if necessary. Accordingly, the Board has determined to select each current Board member, other than Mr. Hill, to stand for election or re-election. Mr. Hill will continue to serve as a member of the Board until his scheduled retirement on December 31, 2020. After a thorough search and evaluation of potential candidates, the Nominating and Governance Committee of the Board has also recommended that the Board nominate, and the Board has approved the nomination of, Derrick D. Cephas, Andrew A. Johnson, and Paul L. Rosenberg to serve as new members of the Board. This recommendation is based on the Nominating and Governance Committee’s consideration of a variety of criteria that it deemed relevant, such as their individual professional experience, which includes years of experience in the financial services and banking industries. The Nominating and Governance Committee was assisted by a third-party search firm retained by the independent Board members, which compiled a list of potential candidates based upon criteria established by the independent Board members. The Nominating and Governance Committee considered candidates identified by the third-party search firm as well as candidates identified through other sources.

Board Nominees

The Board, on the recommendation of its Nominating and Governance Committee, recommends a vote “FOR” the election of Hilary E. Ackermann, Robin C. Beery, Lynn S. Birdsong, James E. Davey, Christine R. Detrick, Lemma W. Senbet, and David Sung, each of whom is a current member of the Board, and Derrick D. Cephas, Andrew A. Johnson, and Paul L. Rosenberg, each of whom will, if elected, be a new member of the Board (each a “Board nominee” and collectively, the “Board nominees”). If elected, Messrs. Cephas, Johnson, and Rosenberg will become Board members effective November 1, 2020. Please refer to the table in Appendix B, which provides certain biographical information about the Board nominees. Each of the Board nominees has consented to being named in this Proxy Statement and to serve as a Board member if elected.

The Board of each Fund currently consists of eight Board members, seven of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “independent Board members”). If the Board nominees are elected, the Board of the Fund will consist of eleven Board members (including Mr. Hill until his retirement), ten of whom will be independent Board members. Each Board nominee other than Mr. Davey is or will be an independent Board member. Mr. Davey is an interested person of the Funds under the 1940 Act because he is the President and Senior Managing Director of Hartford Funds Management Company, LLC (“HFMC”). HFMC or its wholly owned subsidiary, Lattice Strategies LLC (“Lattice”) serve as the investment manager for the Funds. HFMC, Lattice, Hartford Funds Distributor, LLC, and Hartford Administrative

Services Company collectively are referred to as “Hartford Funds Management.” Shareholders of each Fund will consider electing all ten nominees at the Meeting. Each Board nominee elected at the Meeting will serve until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, or removal.

Although every Fund’s Board consists of the same members (and the same nominees are proposed for election to the Board of every Fund), each Fund has a separate Board. Shareholders of each Fund, therefore, will vote separately on the election of members of their Fund’s Board (although all shareholders of all series within a Fund vote together as to that Fund’s Board). The election results as to any one Fund’s Board will not affect the results as to any other Fund’s Board.

To vote for the Board nominees, please vote by telephone or via the Internet, or sign, date, and return the enclosed proxy card (or, if you own a variable annuity contract or variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc., and/or Hartford HLS Series Fund II, Inc., follow the instructions on the voting instruction card).

Qualifications of Board Nominees

The Nominating and Governance Committee operates pursuant to a written charter and is responsible for making nominations of candidates for appointment or election as independent Board members. Accordingly, the Nominating and Governance Committee, at its meeting held on April 21, 2000, nominated each current independent Board member (other than Mr. Hill who is scheduled to retire on December 31, 2020) and nominated Messrs. Cephas, Johnson, and Rosenberg for election by shareholders at the Meeting. The Board, at its meeting held on May 4-5, 2020, nominated each independent Board member (other than Mr. Hill) and Messrs. Cephas, Johnson, and Rosenberg, and Davey, for election by shareholders at the Meeting. The Nominating and Governance Committee and the Board evaluated each Board nominee both individually and in the broader context of the Board’s overall effectiveness, and made each nomination based on a variety of criteria that it deemed relevant, none of which in isolation was controlling. The governing documents for the Funds do not set forth any specific qualifications to serve as a Board member. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as a minimum requirement for consideration as an independent Board member, including, among other things: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of shareholders.

The Nominating and Governance Committee and the Board concluded that, based on each Board nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other Board nominees, each Board nominee is qualified to serve as a member of the Board. Among the attributes and skills common to all Board nominees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Board considered the actual service of each current Board member in concluding that the Board member should continue to serve as a member of the Board. Each Board nominee’s length of service on the Board is noted in Appendix C and the individual qualifications of each Board nominee are described in Appendix D.

A summary of certain, but necessarily all, factors that led the Nominating and Governance Committee and the Board to conclude that each Board nominee should be elected or re-elected to the Board is provided below.

•	Each Board nominee currently serving on the Board has dedicated considerable time and has executed his or her duties as a Board member with diligence and made substantial contributions during his or her service on the Board.

•	Each Board nominee has a desire and availability to serve as a Board member and each Board nominee has a reputation for integrity, honesty, and high ethical standards.

•	In the case of each independent Board nominee, there is an absence of conflicts that would interfere with qualifying as an independent Board member.

•	Each Board nominee possesses the experience and demonstrated ability to exercise sound business judgment.

•	Each Board nominee understands the role and responsibilities of serving as a Board member, including the responsibilities of an independent Board member under the regulatory framework governing registered investment companies.

•	Each Board nominee possesses the skills necessary to critically evaluate information presented to the Board, to interact collaboratively and effectively with Hartford Funds Management, other service providers, and other Board members, and to enable the Board to operate effectively in governing the Funds and protecting shareholders’ interests.

•	Each Fund achieves operational efficiencies by having the same Board members oversee it and each of the other Funds.

In addition to individual qualifications, the qualifications described above are among those that the Nominating and Governance Committee may consider for any future independent Board nominees. The Nominating and Governance Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. It is the Nominating and Governance Committee’s policy to consider Board member candidates recommended by shareholders using the same criteria the Committee uses to evaluate other candidates. Any nominees recommended by shareholders must demonstrate an ability to represent all shareholders and not just a limited set of shareholders. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.

For a copy of the Nominating and Governance Committee Charter, please refer to Appendix N.

Board Leadership, Committee Structure, and Oversight

The Board currently consists of eight Board members, seven of whom are independent Board members. If the Board nominees are elected, the Board of the Funds will consist of eleven Board members (including Mr. Hill until his retirement on December 31, 2020), ten of whom will be independent Board members.

Lynn S. Birdsong, an independent Board member, serves as the Chairman of the Board and (i) presides over Board meetings and participates in the preparation of agendas for the Board and committee meetings, (ii) acts as a liaison with the Funds’ officers, Hartford Funds Management, other service providers, and other Board members between meetings, and (iii) coordinates Board activities and functions with the Chairpersons of the Board’s committees. The Board has determined that its leadership and committee structure is appropriate in light of the composition of the Board, its committees, and Mr. Birdsong’s long tenure with the Board and extensive knowledge of the investment management industry. The Board believes its leadership structure enhances the effectiveness of the Board’s oversight role because it provides a foundation for the Board to work effectively with Hartford Funds Management and other service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Board members.

The Board has five Committees: an Audit Committee; a Compliance and Risk Oversight Committee; a Contracts Committee; an Investment Committee; and a Nominating and Governance Committee (each, a “Committee” and collectively, the “Committees,” the members of which are referred to as “Committee members”). As discussed more fully below, the Board has delegated certain aspects of its oversight function to the Committees. Only independent Board members serve as Committee members. Each Committee is chaired by an independent Board member who is responsible for presiding over meetings and interfacing with Hartford Funds Management, other service providers, and other Board members between meetings. Committee chairs also perform such other functions as the Board or the Committee may delegate to them from time to time.

The Funds do not have a compensation committee because their executive officers do not receive any direct compensation from the Funds. The Nominating and Governance Committee periodically reviews independent Board member compensation, typically on a bi-annual basis. The Board comprehensively reviews the Chief Compliance Officer’s (“CCO”) compensation, which is paid in part by Hartford Funds Management and in part by the Funds. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks. The Board conducts an annual assessment of the oversight function and structure of the Board and each Committee. Information regarding the composition and function of the Committees is provided in Appendix E.

The Board currently meets at least five times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The independent Board members also meet regularly outside of the presence of Hartford Funds Management and are advised by independent legal counsel.

Information about the number of times the Board and each Committee met during each Fund’s most recent fiscal year is provided in Appendix F. No Board member attended less than 75% of the total number of meetings of each Board and Committee on which the Board member served during each Fund’s most recently completed fiscal year.

The Board has engaged Hartford Funds Management to manage the Funds on a day-to-day basis. The Board is responsible for overseeing Hartford Funds Management, other service providers, and each Fund in accordance with the provisions of the 1940 Act, state law, other applicable laws, and each Fund’s governing documents. The Board reviews the Funds’ performance, operating expenses, and investment strategies and risks. The Board also reviews Hartford Funds Management and its role in running the day-to-day operations of the Funds, including Fund administration, Fund accounting, Fund transfer agency operations and shareholders services, and Fund distribution.

Day-to-day risk management with respect to the Funds is the responsibility of Hartford Funds Management or other service providers (depending on the nature of the risk), subject to oversight by Hartford Funds Management. The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational, and valuation risks. The Funds’ service providers, which are responsible for the day-to-day operations of the Funds, implement risk management strategies in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and control measures to eliminate all risks and their possible effects. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Compliance and Risk Oversight Committee, Audit Committee, and Investment Committee receive reports or other information from Hartford Funds Management regarding risk assessment and management. In addition, the Hartford Funds Management has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year.

The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Funds’ Treasurer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Audit Committee operates pursuant to a written charter. For a copy of the Audit Committee Charter, please refer to Appendix M.

The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk. The Investment Committee meets regularly with the Funds’ portfolio managers to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

The Committee structure facilitates the timely and efficient consideration of matters by the Board members and fosters effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and their associated risks.

The CCO of the Funds and Hartford Funds Management oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Hartford Funds Management, and the Funds’ other service providers. The independent Board members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

Finally, the Board appoints Fund officers to oversee the Funds’ daily operations. Each officer is an employee of Hartford Funds Management. Information about the executive officers of each Fund is set forth in Appendix G.

Board Compensation

Information relating to compensation paid to Board members is provided in Appendix H.

Equity Securities Owned by Board Nominees and Executive Officers

Information relating to the dollar range of equity securities owned by Board nominees in the Funds as of June 30, 2020, is set forth in Appendix I. Information concerning the Board nominees’ and the Funds’ executive officers’ aggregate ownership in the Funds is provided in Appendix J.

Investment Manager, Principal Underwriter and Other Service Providers

HFMC is the investment manager for each Fund except for Lattice Strategies Trust, and two series of The Hartford Mutual Funds II, Inc.: Hartford Multifactor International Fund and Hartford Multifactor Large Cap Value Fund, for which Lattice, HFMC’s wholly owned subsidiary, is the investment manager. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of June 30, 2020, HFMC and Lattice had approximately $117.8 billion in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Funds and supervises the activities of the Funds’ sub-advisers. In addition, HFMC, its affiliate(s) or certain third-party service providers provide Fund administration, Fund accounting, and other administrative services to the Funds, including personnel, services, equipment and facilities and office space for proper operation of the Funds. HFMC’s principal offices are located at 690 Lee Road, Wayne, Pennsylvania 19087.

Hartford Funds Distributors, LLC, an affiliate of HFMC and a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each of the Mutual Funds and the Interval Fund pursuant to an Underwriting Agreement approved by the Board. ALPS Distributors, Inc. (“ALPS”), a broker-dealer and a member of FINRA, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the principal underwriter for the ETFs.

Hartford Administrative Services Company, an affiliate of HFMC and a registered transfer agent, serves as the Mutual Funds’ and the Interval Fund’s transfer agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, serves as the ETFs’ transfer agent. State Street also serves as the Funds’ custodian bank and holds the Funds’ cash, portfolio securities, and other investments in a custodial account established for each Fund.

The Board unanimously recommends that you vote “FOR” the election of each Board nominee.

VOTING INFORMATION

Ownership of Fund Shares

The table in Appendix K sets forth the number of shares of each Fund issued and outstanding at the close of business on the Record Date. A list of each Fund’s shareholders of record as of the Record Date will be available for inspection during the Meeting.

As of August 3, 2020, to the best of the Funds’ knowledge, the persons listed in Appendix L beneficially owned more than 5% or 25% of the outstanding shares of the class or Fund indicated.

Solicitation Method

Solicitation may be made by mail, telephone, fax, e-mail, or the Internet by officers or employees of Hartford Funds Management, or by financial intermediaries and their representatives. The Funds may request that brokerage firms, custodians, banks, and other fiduciaries forward proxy solicitation material to beneficial owners of Fund shares. The Funds will reimburse brokerage firms, custodians, banks, and other fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to beneficial owners of each Fund’s shares (i.e., shareholders who hold Fund shares through a financial intermediary in its name for their benefit).

The Funds also will reimburse insurance companies, to the extent required by any agreement between the Funds and such insurance companies, for the cost of forwarding this information to variable annuity contract owners and variable life insurance policy holders for the purpose of obtaining their voting instructions as to shares attributable to their contracts.

The Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”), which maintains its global headquarters located at 5 Dakota Drive, Suite 300, Lake Success, NY 11042, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Funds will pay Broadridge approximately $4.9 million for such services (including reimbursement of out-of-pocket expenses). Broadridge may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet.

Solicitation Costs

The Funds will bear the cost of preparing, printing, and mailing this Proxy Statement, the enclosed proxy, and the accompanying notice, and costs in connection with the solicitation of proxies. The Funds also will incur additional out-of-pocket costs, such as legal expenses and auditor fees, in connection with the preparation of this Proxy Statement. Costs borne by the Funds collectively will be allocated among the Funds on the basis of their respective numbers of shareholder accounts, except when direct costs reasonably can be attributed to one or more specific Funds.

Quorum

Each Fund must achieve a quorum of shareholders to conduct business at the Meeting. For each of the Funds, the holders of one-third of the shares entitled to vote on any matter at the Meeting, present virtually or by proxy, will constitute a quorum of the Fund.

Required Vote

Each Fund is organized as a Delaware statutory trust or a Maryland corporation. At the Meeting, the shareholders of each Fund (including any series) will vote collectively as a single class on the election of each Board nominee.

For all Funds other than Lattice Strategies Trust, the affirmative vote of a plurality of the votes cast with respect to a Board nominee at the Meeting, assuming a quorum is present, is necessary to elect each Board nominee under the Proposal. This means that, assuming a quorum is present, the Board nominees who receive the most votes will be elected even if none of the Board nominees receives an outright majority of votes. In an uncontested election, as is the case for this election of Board members, the plurality requirement does not affect the outcome of the election. For Lattice Strategies Trust, the affirmative vote of a majority of the votes cast with respect to a Board nominee at the Meeting, assuming a quorum is present, is necessary to elect each Board nominee under the Proposal.

Abstentions and Broker Non-Votes

As described below, financial intermediaries may exercise their authority to vote your shares at their discretion. Abstentions, if any, will be counted as represented at the Meeting for purposes of determining whether a quorum has been reached, but will have no effect on the outcome of the election of any Board nominee.

So-called “broker non-votes” occur when the beneficial owner of the shares held in “street name” does not give voting instructions to the bank, securities broker-dealer, or other nominee holding the shares as to how to vote on matters deemed to be “non-routine” under the rules of the New Stock Exchange, and the bank, broker, or other nominees returns the proxy to vote the shares in its discretion with respect to a “routine” proposal. Because there are no non-routine proposals being presented at the Meeting and because banks, brokers, or other nominees generally may exercise their authority to vote your shares at their discretion for the election of the Board nominees, it is not anticipated that there will be any “broker non-votes.”

Recording and Tabulation of Votes

Votes cast by proxy or virtually at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether a quorum is present at the Meeting for each Fund.

If you hold your shares directly (not through a financial intermediary) and you return a signed and dated proxy card that does not specify how you wish to vote, your shares will be voted “FOR” each of the Board nominees.

If you hold your shares through a financial intermediary, you must instruct the financial intermediary how to vote your shares. Because the Proposal is a “routine” matter under rules of the New York Stock Exchange, financial intermediaries may exercise their discretionary authority to vote shares of beneficial owners who do not provide timely voting instructions for the Proposal or to “echo vote” such shares in the same proportion as those shares for which the financial intermediaries have received voting instructions. If you own a variable annuity contract or a variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., you must instruct your insurance company how to vote. In addition, a properly executed proxy card, voting instruction card, or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted may be deemed an instruction to vote such shares “FOR” each Board nominee. Please consult your financial intermediary or insurance company for more information about its practices with respect to voting beneficial owners’ shares.

Revocation

To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the applicable Fund, or virtually attend the Meeting and vote by ballot, in all cases before the proxy is exercised at the Meeting. Merely attending the Meeting, however, will not revoke a previously executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Attendance at the Meeting

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If you plan to attend the Meeting virtually, in order to gain admission you must register in advance by visiting https://viewproxy.com/hartfordfunds/broadridgevsm/ and submitting the required information to Broadridge. Shareholders who own shares registered in their own names and which are held in an account directly with the Fund (or Funds) will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting.

If you hold Fund shares through a financial intermediary, you will not be able to vote virtually at the Meeting unless you previously have obtained a “legal proxy” from your financial intermediary, which will provide you with a new control number. It may take several days for this process and you must submit your “legal proxy” to Broadridge in a reasonable time prior to the Meeting. Variable annuity contract owners and variable life insurance policy holders should follow the instructions provided by their insurance company. See “Special Note to Variable Annuity Contract/Variable Life Insurance Owners” below.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Even if you plan to virtually attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing, dating, and returning your proxy card.

Adjournment of the Meeting

If any Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the persons named as proxies may consider, among other factors, the percentage of votes actually cast, the nature of any further solicitation, and any information to be provided to shareholders for such solicitation. For all Funds other than Lattice Strategies Trust, the Funds’ Secretary or other Fund officer presiding over the Meeting may adjourn the meeting. With respect to Lattice Strategies Trust, any such adjournment will require the affirmative vote of a majority of the shares of Lattice Strategies Trust’s series present virtually or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. Lattice Strategies Trust may hold an adjourned Meeting without issuing another notice to shareholders provided the adjourned session or sessions are held within 60 days after the date set for the original meeting. The Mutual Funds may hold an adjourned Meeting without issuing another notice to shareholders, other than an announcement at the original Meeting, provided the session or sessions are held within 120 days after the Record Date. Hartford Funds Exchange-Traded Trust and the Interval Fund may hold an adjourned Meeting without issuing another notice to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board members, including a majority of the independent Board members, of each Fund have selected PricewaterhouseCoopers, LLP (“PwC”) as the Fund’s independent registered public accounting firm for the current fiscal year. PwC also will review the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to each Fund’s Audit Committee that they are independent auditors with respect to the Fund. Each Fund’s Audit Committee has considered whether the provision by PwC to the Fund of non-audit services to the Fund or of professional services to Hartford Funds Management and entities that control, are controlled by or are under common control with Hartford Funds Management is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available if any matter arises requiring their presence.

The amount of fees paid by the Funds for the two most recent fiscal years for all audit, non-audit, tax, and all other services provided directly to the Funds by the Funds’ independent registered public accounting firm is provided in Appendix M.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals

The Funds do not hold annual shareholder meetings. A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund, including a shareholder nomination for election to the Board of a Fund, must be received at the principal offices of the Funds a reasonable time before the Fund begins to print and send its proxy materials for inclusion in the proxy materials for a meeting. In addition, Appendix A to the Nominating and Governance Committee Charter, which is enclosed as Appendix N, identifies the information needed and the process required for a shareholder to recommend a nominees. Timely submission of a proposal does not guarantee that the Funds will include the proposal in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board member(s) should write their Fund to the attention of the Secretary of the Fund, 690 Lee Road, Wayne, PA 19087. Communications to the Board must be signed by the shareholder and must specify: (i) the shareholder’s name and address; (ii) the number of Fund shares owned by the shareholder; (iii) the Fund(s) in which the shareholder owns shares; and (iv) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Householding. Hartford Funds Management has adopted a policy to permit sending only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same “household,” unless the Fund has received instructions to the contrary. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-843-7824 or send a written request with your name, the name of your Fund (or Funds), and your account number or numbers to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.

Other Business Items

Management does not intend to present any items other than the Proposal and is not aware that any other items of business will be presented at the Meeting. If other matters are properly presented for a vote at the Meeting, the persons named as proxies will vote on such matters in their sole discretion.

Special Note to Variable Annuity Contract/Variable Life Insurance Owners

HLS Fund Reorganizations. At the Board meeting held on June 16-17, 2020, the Board approved an Agreement and Plan of Reorganization that provides for the reorganization of each Target Fund identified below into the corresponding Acquiring Fund identified below (the “Reorganizations”). It is anticipated that the Reorganizations will occur after the Record Date (August 3, 2020) but before the Meeting date (October 21, 2020). Accordingly, if you own a variable annuity contract or a variable life insurance policy whose values are allocated to one or more series of the Target Funds as of the Record Date, you are eligible and encouraged to provide your voting instructions to your insurance company.

Target Fund	Acquiring Fund
Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund
Hartford Growth Opportunities HLS Fund	Hartford Disciplined Equity HLS Fund
Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund
Hartford MidCap Value HLS Fund	Hartford MidCap HLS Fund
Hartford Value HLS Fund	Hartford Dividend and Growth HLS Fund
Hartford High Yield HLS Fund	Hartford Total Return Bond HLS Fund
Hartford U.S. Government Securities HLS Fund	Hartford Ultrashort Bond HLS Fund

Submitting Voting Instructions to your Insurance Company. If you own a variable annuity contract or a variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc.

or Hartford HLS Series Fund II, Inc., you received this material because your insurance company is asking you to provide it with instructions as to how to vote the shares attributable to your contract at the Meeting or any adjourned session. Please complete the instruction card and return it to your insurance company as directed on the card or in the accompanying materials you received from the insurance company. Please do not return the instruction card to the Funds.

By Order of the Boards,

Thomas R. Phillips
Vice President and Secretary

August 14, 2020

Appendix A: Fund Names

The Funds will be referred to throughout this Proxy Statement as listed below:

Fund	Term used in the Proxy Statement
Mutual Funds
The Hartford Mutual Funds, Inc.	HMF
Hartford AARP Balanced Retirement Fund	AARP Balanced Retirement Fund
The Hartford Balanced Income Fund	Balanced Income Fund
The Hartford Capital Appreciation Fund	Capital Appreciation Fund
The Hartford Checks and Balances Fund	Checks and Balances Fund
Hartford Climate Opportunities Fund	Climate Opportunities Fund
The Hartford Conservative Allocation Fund	Conservative Allocation Fund
Hartford Core Equity Fund	Core Equity Fund
The Hartford Dividend and Growth Fund	Dividend and Growth Fund
Hartford Emerging Markets Equity Fund	Emerging Markets Equity Fund
The Hartford Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
The Hartford Equity Income Fund	Equity Income Fund
The Hartford Floating Rate Fund	Floating Rate Fund
The Hartford Floating Rate High Income Fund	Floating Rate High Income Fund
Hartford Global Impact Fund	Global Impact Fund
The Hartford Global Real Asset Fund	Global Real Asset Fund
The Hartford Growth Allocation Fund	Growth Allocation Fund
The Hartford Healthcare Fund	Healthcare Fund
The Hartford High Yield Fund	High Yield Fund
The Hartford Inflation Plus Fund	Inflation Plus Fund
Hartford International Equity Fund	International Equity Fund
The Hartford International Growth Fund	International Growth Fund
The Hartford International Opportunities Fund	International Opportunities Fund
The Hartford International Value Fund	International Value Fund
The Hartford MidCap Fund	MidCap Fund
The Hartford MidCap Value Fund	MidCap Value Fund
Hartford Moderate Allocation Fund	Moderate Allocation Fund
Hartford Multi-Asset Income and Growth Fund	Multi-Asset Income and Growth Fund
Hartford Municipal Income Fund	Municipal Income Fund
The Hartford Municipal Opportunities Fund	Municipal Opportunities Fund
Hartford Municipal Short Duration Fund	Municipal Short Duration Fund
The Hartford Quality Bond Fund	Quality Bond Fund
The Hartford Short Duration Fund	Short Duration Fund
Hartford Small Cap Value Fund	Small Cap Value Fund
The Hartford Small Company Fund	Small Company Fund
The Hartford Strategic Income Fund	Strategic Income Fund
The Hartford Total Return Bond Fund	Total Return Bond Fund
The Hartford World Bond Fund	World Bond Fund

The Hartford Mutual Funds II, Inc.	HMF II
The Hartford Growth Opportunities Fund	Growth Opportunities Fund
Hartford Multifactor International Fund	Multifactor International Fund
Hartford Multifactor Large Cap Value Fund	Multifactor Large Cap Value Fund
Hartford Quality Value Fund	Quality Value Fund
Hartford Schroders Emerging Markets Equity Fund	Emerging Markets Equity Fund
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Emerging Markets Multi-Sector Bond Fund
Hartford Schroders International Multi-Cap Value Fund	International Multi-Cap Value Fund
Hartford Schroders International Stock Fund	International Stock Fund

A-1

Fund	Term used in the Proxy Statement
Hartford Schroders Securitized Income Fund	Securitized Income Fund
Hartford Schroders Tax-Aware Bond Fund	Tax-Aware Bond Fund
Hartford Schroders US MidCap Opportunities Fund	US MidCap Opportunities Fund
Hartford Schroders US Small Cap Opportunities Fund	US Small Cap Opportunities Fund
The Hartford Small Cap Growth Fund	Small Cap Growth Fund
Hartford Schroders China A Fund	China A Fund

Hartford Series Fund, Inc.	HLS
Hartford Balanced HLS Fund	Balanced HLS Fund
Hartford Capital Appreciation HLS Fund	Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund	Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund	Dividend and Growth HLS Fund
Hartford Global Growth HLS Fund	Global Growth HLS Fund
Hartford Healthcare HLS Fund	Healthcare HLS Fund
Hartford High Yield HLS Fund	High Yield HLS Fund
Hartford International Opportunities HLS Fund	International Opportunities HLS Fund
Hartford MidCap HLS Fund	MidCap HLS Fund
Hartford MidCap Value HLS Fund	MidCap Value HLS Fund
Hartford Small Company HLS Fund	Small Company HLS Fund
Hartford Stock HLS Fund	Stock HLS Fund
Hartford Total Return Bond HLS Fund	Total Return Bond HLS Fund
Hartford Ultrashort Bond HLS Fund	Ultrashort Bond HLS Fund
Hartford Value HLS Fund	Value HLS Fund

Hartford HLS Series Fund II, Inc.	HLS II
Hartford Growth Opportunities HLS Fund	Growth Opportunities HLS Fund
Hartford MidCap Growth HLS Fund	MidCap Growth HLS Fund
Hartford Small Cap Growth HLS Fund	Small Cap Growth HLS Fund
Hartford U.S. Government Securities HLS Fund	U.S. Government Securities HLS Fund

ETFs
Lattice Strategies Trust	Lattice Trust
Hartford Multifactor Developed Markets (ex-US) ETF	Developed Markets (ex-US) ETF
Hartford Multifactor Diversified International ETF	Diversified International ETF
Hartford Multifactor Emerging Markets ETF	Emerging Markets ETF
Hartford Multifactor Low Volatility US Equity ETF	Low Volatility US Equity ETF
Hartford Multifactor REIT ETF	REIT ETF
Hartford Multifactor Small Cap ETF	Small Cap ETF
Hartford Multifactor US Equity ETF	US Equity ETF

Hartford Funds Exchange-Traded Trust	Exchange-Traded Trust
Hartford Core Bond ETF	Core Bond ETF
Hartford Municipal Opportunities ETF	Municipal Opportunities ETF
Hartford Schroders Tax-Aware Bond ETF	Tax-Aware Bond ETF
Hartford Short Duration ETF	Short Duration ETF
Hartford Total Return Bond ETF	Total Return Bond ETF

Interval Fund
Hartford Schroders Opportunistic Income Fund	Interval Fund

A-2

Appendix B: Board Nominees’ Biographical Information

Name, address and Year of Birth	Principal Occupation, Professional Experience and Other Public Company Directorships
Independent Board Members
Hilary E. Ackermann c/o Legal Department 690 Lee Road Wayne, PA 19087 (1956)

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.

Other Directorships: Ms. Ackermann has served as a Director of Dynegy, Inc. from October 2012 through April 2018.  Upon the merger of Dynegy, Inc. with Vistra Energy Corporation, Ms. Ackermann became a member of the Board of Directors of Vistra Energy Corporation effective May 2018.  Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

Robin C. Beery c/o Legal Department 690 Lee Road Wayne, PA 19087 (1967)

Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.

Other Directorships: Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

Lynn S. Birdsong c/o Legal Department 690 Lee Road Wayne, PA 19087 (1946)

Until May 2020, Mr. Birdsong served as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (from 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (from 2016), and Aberdeen Alpha Fund (from 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014).  From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund.  From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Other Directorships: None.

Derrick D. Cephas c/o Legal Department 690 Lee Road Wayne, PA 19087 (1952)

Mr. Cephas currently is a Partner of Weil, Gotshal & Manges LLP (“Weil Gotshal”), an international law firm headquartered in New York, where he serves as the Head of the Financial Institutions Practice (April 2011 to present). Mr. Cephas will retire from the partnership at Weil Gotshal effective October 30, 2020.

Previously, Mr. Cephas was President and Chief Executive Officer of Amalgamated Bank, a New York-based commercial bank (2006-2011), was a Partner in the Corporate Department of Cadwalader, Wickersham & Taft LLP (1994-2005), and served as the Superintendent of Banks, New York State Banking Department, State of New York (from 1991 to 1994). Mr. Cephas has served in other similar roles in private law practice and in public service, and has been a member of boards of privately held and publicly traded companies.

Other Directorships: Mr. Cephas serves a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee (March 2016 to present).

B-1

Name, address and Year of Birth	Principal Occupation, Professional Experience and Other Public Company Directorships
Independent Board Members
Christine R. Detrick c/o Legal Department 690 Lee Road Wayne, PA 19087 (1958)

Ms. Detrick previously served as a Director and Chair of the Compensation Committee of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.

Other Directorships: Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

Duane E. Hill c/o Legal Department 690 Lee Road Wayne, PA 19087 (1945)

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies. His experience in executive positions in the banking, venture capital, and private equity industries span over 35 years

Other Directorships: None

Andrew A. Johnson c/o Legal Department 690 Lee Road Wayne, PA 19087 (1962)

Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018). Mr. Johnson previously served as Managing Director and Co-Head, Investment Grade Fixed Income and Chief Investment Officer of Lehman Brothers Asset Management (2003-2009) and served in similar roles at Lincoln Capital Management (1989-2002).

Other Directorships: None

Paul L. Rosenberg c/o Legal Department 690 Lee Road Wayne, PA 19087 (1953)

Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present). Mr. Rosenberg previously was a Manager and later Partner of Bain & Company (1996-2007), and he has served as Special Counsel in the U.S. Department of State (1995-1996) and Senior Advisor, International Trade, in the U.S. Department of Commerce (1992-1995). Prior to his government service, Mr. Rosenberg was an associate and then engagement manager at McKinsey & Company.

Other Directorships: Mr. Rosenberg serves on the Board of Advisors of Grand Circle Corporation, a privately held travel and leisure company, and on the Board of Advisors of Kensington Investment Company, a privately held real estate development and investment firm.

Lemma W. Senbet c/o Legal Department 690 Lee Road Wayne, PA 19087 (1946)

Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland.  He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006.  In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.  Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow

B-2

Name, address and Year of Birth	Principal Occupation, Professional Experience and Other Public Company Directorships
Independent Board Members
of Financial Management Association International for his career-long distinguished scholarship and professional service. Other Directorships: None
David Sung c/o Legal Department 690 Lee Road Wayne, PA 19087 (1953)

Mr. Sung has serves as a Director of Nippon Wealth Bank, a restricted license bank located in Hong Kong, and is an independent Director of six private investment funds, and two closed-end registered investment companies, sponsored by Ironwood Capital Management. Mr. Sung served as a Director of CITIC-Prudential Fund Management Company, Inc. from January 2016 to November 2018. Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.

Other Directorships: Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC, and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

Name, address and Year of Birth	Principal Occupation, Professional Experience and Other Public Company Directorships
Interested Board Member
James E. Davey 690 Lee Road Wayne, PA 19087 (1964)

Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002.

With respect to each of the Funds, Mr. Davey serves as a Director, President, and Chief Executive officer.

Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). He also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC; Manager, Chairman of the Board, and President of Lattice Strategies LLC; Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC; and. Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company, each of which is an affiliate of HFMG.

Other Directorships: None

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Appendix C: Board Nominees’ Term and Tenure

Each Board member serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). The Board has adopted a retirement policy that requires each Board member to retire from the Board (and any Committee thereof) no later than December 31 of the year in which he or she reaches the age of seventy-five (75).

Set forth below is the year in which each Board nominee became a member of the Board of the (i) Mutual Funds, (ii) ETFs, and (iii) the Interval Fund.

Board Member	Mutual Funds	ETFs	Interval Fund
Hilary E. Ackermann	2014	2017	2019
Robin C. Beery*	2017	2014
Lynn S. Birdsong	2003	2017
Derrick D. Cephas**	n/a	n/a	n/a
James E. Davey	2012	2017	2019
Christine R. Detrick	2016	2017
Duane E. Hill	2001	2017
Andrew A. Johnson**	n/a	n/a	n/a
Paul L. Rosenberg**	n/a	n/a	n/a
Lemma W. Senbet	2005	2017	2019
David Sung*	2017	2014

*	Ms. Beery and Mr. Sung were appointed as members of the Board of the Mutual Funds but have not been elected by shareholders of the Mutual Funds.

**	Messrs. Cephas, Johnson, and Rosenberg currently are not Board members. The Nominating and Governance Committee, at its meeting held on April 21, 2020, and the Board, at its meeting held on May 4-5, 2020, nominated Messrs. Cephas, Johnson, and Rosenberg as Board nominees.

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Appendix D: Board Nominees’ Experience, Qualifications, and Skills

Hilary E. Ackermann. Ms. Ackermann has served as an independent Board member since September 2014. She has served as Chair of the Compliance and Risk Oversight Committee since 2016. Ms. Ackermann has over 25 years of credit, financial and risk management experience, including serving as the chief risk officer at a New York-chartered bank.

Robin C. Beery. Ms. Beery has served as an independent Board member since 2017. Ms. Beery is an experienced business executive with over 30 years of experience in the financial services industry, including extensive experience as a senior executive overseeing the global distribution of mutual funds and institutional strategies for a large investment adviser.

Lynn S. Birdsong. Mr. Birdsong has served as an independent Board member since 2003. He has served as Chairman of the Board since August 2019. He served as Co-Chairman of the Investment Committee from 2005 to 2014 and as Chairman of the Investment Committee from September 2014 to August 2019. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than 25 years. He has served as a director of other mutual funds for more than 10 years.

Derrick D. Cephas. Mr. Cephas has more than forty years of experience as an attorney practicing in the banking, corporate, and financial services industries.  He currently is a Partner of an international law firm and also serves as a director of a commercial bank. Mr. Cephas previously served in senior executive roles in state banking and other regulatory agencies and served as the chief executive officer of one of the largest privately owned banks in the U.S.

Christine R. Detrick. Ms. Detrick has served as an independent Board member since 2016. She has served as Chair of the Investment Committee since August 2019. Ms. Detrick has over 30 years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.

Duane E. Hill. Mr. Hill has served as an independent Board member since 2001. He has served as the Chairman of the Nominating and Governance Committee since 2003. Mr. Hill has more than 35 years’ experience in senior executive positions in the banking, venture capital and private equity industries.

Andrew A. Johnson. Mr. Johnson has over 30 years of experience as an investment professional responsible for a range of fixed-income and multi-asset class products. He currently serves as a diversity and inclusion advisor at a global investment management firm. In his previous roles, Mr. Johnson served as a chief investment officer, senior executive and portfolio manager.

Paul L. Rosenberg. Mr. Rosenberg has over 40 years of experience as a senior executive, strategy consultant, and senior official serving in the U.S. government. He currently is a partner of a non-profit strategy consulting firm. Mr. Rosenberg was previously a partner of a premier for-profit strategy consulting firm.

Lemma W. Senbet. Dr. Senbet has served as an independent Board member since 2005 (and served on the Board of the predecessors of some of the Funds since 2000). For more than 30 years, Dr. Senbet has served as a professor of finance, including serving as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.

David Sung. Mr. Sung has served as an independent Board member since 2014. He has served as Chairman of the Audit Committee since November 2019. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.

James E. Davey. Mr. Davey has served as a Board member since 2012 and President and Chief Executive Officer of the Funds since 2010.  Mr. Davey joined The Hartford Financial Services Group, Inc. (“The Hartford”) in 2002 and has served in various positions within The Hartford and its subsidiaries. Prior to joining The Hartford, Mr. Davey served in various management roles at Merrill Lynch, including director of 401(k) alliance management and director

D-1

of corporate and institutional 401(k) product management, overseeing product profitability and marketing strategy.  Mr. Davey has served on the Board of Governors for the Investment Company Institute (ICI).

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Appendix E: Standing Committees of the Board

Committee	Chair/ Committee Members	Description
Audit Committee	Chair: David Sung Current Members: Hilary E. Ackermann Lynn S. Birdsong	The Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the Board in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board. The Funds’ independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to the Board.
Compliance and Risk Oversight Committee	Chair: Hilary E. Ackermann Current Members: Lynn S. Birdsong David Sung	The Compliance and Risk Oversight Committee assists the Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.
Investment Committee	Chair: Christine R. Detrick Current Members: Robin C. Beery Duane E. Hill Lemma W. Senbet	Investment Committee assists the Board in its oversight of the Funds’ investment performance and related matters.
Nominating and Governance Committee	Chair: Duane E. Hill Current Members: Hilary E. Ackermann Robin C. Beery Lynn S. Birdsong Christine R. Detrick Lemma W. Senbet David Sung	The Nominating and Governance Committee (i) screens and selects candidates to the Board and (ii) periodically reviews and evaluates the compensation of the independent Board members and makes recommendations to the Board regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. The Nominating and Governance Committee also is authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for independent Board members. The Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.
Contracts Committee	Chair: Lynn S. Birdsong Current Members: Hilary E. Ackermann Robin C. Beery Christine R. Detrick Duane E. Hill Lemma W. Senbet David Sung	The Contracts Committee assists the Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

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Appendix F: Board and Committee Meetings

Set forth in the table below is information regarding the number of meetings of the Board and the Committees held during each Fund’s most recently completed fiscal year.

		Number of Meetings During Fund’s Last Fiscal Year
Funds	Fiscal Year End	Board	Audit Committee	Compliance Committee#	Investment Committee	N&G Committee#	Contracts Committee
Exchange-Traded Trust	7/31	6	4	4	6	2	1
Lattice Trust	9/30	6	4	4	5	3	1
HMF	10/31	6	4	4	6	3	1
HMF II	10/31*	6	4	4	6	3	1
Interval Fund	10/31	6	4	4	6	3	1
HLS	12/31	6	6	4	6	4	1
HLS II	12/31	6	6	4	6	4	1

*	Two Series of HMF II, Multifactor Large Cap Value Fund and Multifactor Large Cap Value Fund have a fiscal year end of 9/30.

#	“Compliance Committee” refers to the Compliance and Risk Oversight Committee and “N&G Committee” refers to the Nominating and Governance Committee.

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Appendix G: Executive Officers’ Biographical Information

Certain biographical and other information relating to the executive officers of each Fund is set forth below. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). None of the officers listed below receives compensation from any Fund.

Please see the table at the bottom for a description of the companies for which the table below uses abbreviated names.

Name and Year of Birth	Current Position with the Funds	Principal Occupation During the Past Five Years
James E. Davey (1964)	President and Chief Executive Officer since 2010	Please see Appendix B (Board Nominees’ Biographical Information) for Mr. Davey’s biographical information.
Andrew S. Decker (1963)	AML Compliance Officer since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.
Amy N. Furlong (1979)	Vice President and Treasurer since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.
Walter F. Garger (1965)	Vice President and Chief Legal Officer since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Funds. Mr. Garger joined The Hartford in 1995.
Theodore J. Lucas (1966)	Vice President since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).
Joseph G. Melcher (1973)	Vice President and Chief Compliance Officer since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019). Prior to joining The Hartford in 2012, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

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Name and Year of Birth	Current Position with the Funds	Principal Occupation During the Past Five Years
Vernon J. Meyer (1964)	Vice President since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.
Alice A. Pellegrino (1960)	Vice President and Assistant Secretary since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.
Thomas R. Phillips (1960)	Vice President and Secretary since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.

Abbreviation	Full Company Name	Role of Company
The Hartford	The Hartford Financial Services Group, Inc.	Holding Company for a U.S. based insurance company
HFMG	Hartford Funds Management Group, Inc. (an indirect subsidiary of The Hartford)	Holding Company for HFMG, HFD, and HASCO
HFMC	Harford Funds Management Company, LLC	Investment Manager for the Mutual Funds and the Interval Fund
HFD	Hartford Funds Distributor, LLC	Principal Underwriter and Distributor for the Mutual Funds and the Interval Fund
HASCO	Hartford Administrative Services Company	Transfer Agent for the Mutual Funds and the Interval Fund
Lattice	Lattice Strategies LLC ( a wholly owned subsidiary of HFMC)	Investment Manager for the ETFs, Multifactor International Fund, and Multifactor Large Cap Value Fund

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Appendix H: Board Compensation

Compensation of Independent Board Members. Each independent Board member receives compensation in the form an annual retainer and fees for attending Board and Committee meetings. The amount of the annual retainer currently is $190,000. The Board Chairman receives an addition annual retainer, which currently is $190,000, and each Committee Chairperson also receives an additional annual retainer in the amount of $45,000. The retainers are paid quarterly. Each independent Board member also receives meeting fees, which include $10,000 per meeting for a regularly scheduled quarterly Board meeting, $3,500 per meeting for a special Board meeting, and $2,000 per meeting for a telephonic Board meeting. The fee for attending regularly scheduled Committee meetings include: (i) $2,000 for each Audit Committee meeting; (ii) $2,000 for each Compliance and Risk Oversight Committee meeting; (iii) $4,000 for each Investment Committee meeting; and (iv) $3,500 for each Contracts Committee meeting and any Committee special (non-telephonic) meeting.

Any Board member who is not an independent Board member does not receive any compensation from the Funds for serving as a member of the Board.

Each of the Board nominees currently serves as a member of the Board except for Derrick C. Cephas, Andrew A. Johnson, and Paul L. Rosenberg. The Nominating and Governance Committee, at its meeting held on April 21, 2020, and the Board, at its meeting held on May 4-5, 2020, nominated Messrs. Cephas, Johnson, and Rosenberg as Board nominees. Accordingly, the tables below reflect that Messrs. Cephas, Johnson, and Rosenberg did not receive any compensation from a Fund during its most recently completed fiscal year or from any of the Funds during calendar year ended on December 31, 2019.

Mr. Birdsong became Chairman of the Board and Ms. Detrick became Chair of the Investment Committee on August 7, 2019. Mr. Sung became Chair of the Audit Committee on November 7, 2019. The amount of compensation paid to each of these independent Board members shown in the tables below reflect the actual amounts paid during the periods indicated and are different than the amount of compensation currently paid as a result of their respective chairperson responsibilities.

The Interval Fund commenced investment operations on November 4, 2019, and has not yet completed its first fiscal year. Accordingly, the table below does not include compensation for the independent Board members of the Interval Fund for a full fiscal year.

Hartford Funds Management allocates the aggregate amount of compensation paid to the independent Board members ratably among each of the Funds based on each Fund’s total net assets relative to the aggregate amount of all Funds’ total net assets. With respect to the ETFs, the allocation is notional and Hartford Funds Management bears the cost of the independent Board member compensation notionally allocated to the ETFs.

Compensation Paid to Board Members by each Fund. Set forth in the table below is information regarding compensation for serving as an independent Board member accrued by each during each Fund’s most recently completed fiscal year. Mr. Davey is not compensated for serving as a Board member of the Fund.

Name	HMF (10/31/2019)	HMF II (10/31/2019)	HLS (12/31/2019)	HLS II (12/31/2019)
Hilary E. Ackermann	$201,012	$34,604	$54,676	$8,942
Robin C. Beery	$180,515	$31,065	$46,192	$7,558
Lynn S. Birdsong	$224,525	$38,582	$58,152	$9,517
Derrick D. Cephas	N/A	N/A	N/A	N/A
Christine R. Detrick	$184,921	$31,808	$47,831	$7,826
Duane E. Hill	$210,338	$36,180	$54,354	$8,890
Andrew A. Johnson	N/A	N/A	N/A	N/A
Paul L. Rosenberg	N/A	N/A	N/A	N/A
Lemma W. Senbet	$180,517	$31,064	$46,752	$7,648
David Sung	$180,517	$31,064	$47,072	$7,700

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Name	Exchange-Traded Trust (7/31/2019)	Lattice Trust (9/30/2019)	Interval Fund (N/A)
Hilary E. Ackermann	$1,679	$4,684	N/A
Robin C. Beery	$1,509	$4,119	N/A
Lynn S. Birdsong	$1,766	$4,846	N/A
Derrick D. Cephas	N/A	N/A	N/A
Christine R. Detrick	$1,520	$4,119	N/A
Duane E. Hill	$1,766	$4,846	N/A
Andrew A. Johnson	N/A	N/A	N/A
Paul L. Rosenberg	N/A	N/A	N/A
Lemma W. Senbet	$1,520	$4,119	N/A
David Sung	$1,509	$4,119	N/A

Aggregate Compensation Paid to Board Members by All Funds. Set forth in the table below is the aggregate amount of compensation paid by the Funds to the independent Board members for the year ended December 31, 2019.

Name	Total Compensation Paid to Board Nominees
Hilary E. Ackermann	$330,500
Robin C. Beery	$280,000
Lynn S. Birdsong	$351,777
Derrick D. Cephas	N/A
Christine R. Detrick	$290,103
Duane E. Hill	$328,500
Andrew A. Johnson	N/A
Paul L. Rosenberg	N/A
Lemma W. Senbet	$283,500
David Sung	$283,500

H-2

Appendix I: Board Nominees’ Ownership of Fund Shares

The following tables provides certain information on the dollar range of equity securities beneficially owned by each Board nominee in each Fund as of June 30, 2020.

Code	Equity Range
A	$0
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	over $100,000

Name of Board Nominee
Dollar Range of Equity Securities in each Fund
Fund Name	Ackermann	Beery	Birdsong	Cephas	Davey*	Detrick

HMF
AARP Balanced Retirement Fund	A	A	E	A	A	A
Balanced Income Fund	A	A	A	A	E	A
Capital Appreciation Fund	A	A	E	A	A	A
Checks and Balances Fund	A	A	A	A	A	A
Climate Opportunities Fund	A	A	D	A	B	A
Conservative Allocation Fund	A	A	A	A	A	A
Core Equity Fund	A	A	D	A	E	E
Dividend and Growth Fund	A	A	E	A	A	A
Emerging Markets Equity Fund	A	A	E	A	A	A
Emerging Markets Local Debt Fund	A	A	A	A	A	A
Equity Income Fund	A	A	E	A	A	A
Floating Rate Fund	A	A	A	A	A	A
Floating Rate High Income Fund	A	A	A	A	A	A
Global Impact Fund	A	A	D	A	E	E
Global Real Asset Fund	A	A	A	A	A	A
Growth Allocation Fund	A	A	A	A	A	A
Healthcare Fund	A	A	A	A	A	A
High Yield Fund	A	A	A	A	A	A
Inflation Plus Fund	A	A	A	A	A	A
International Equity Fund	A	A	E	A	A	A
International Growth Fund	A	A	A	A	A	A
International Opportunities Fund	A	A	D	A	D	A
International Value Fund	A	E	A	A	A	A
MidCap Fund	A	E	E	A	E	E
MidCap Value Fund	A	A	A	A	A	A
Moderate Allocation Fund	A	A	A	A	A	A
Multi-Asset Income and Growth Fund	A	A	A	A	E	A
Municipal Income Fund	A	A	A	A	A	A
Municipal Opportunities Fund	A	A	A	A	A	A
Municipal Short Duration Fund	A	A	A	A	A	A
Quality Bond Fund	A	A	A	A	A	A
Short Duration Fund	A	A	D	A	A	A
Small Cap Value Fund	A	A	A	A	A	A
Small Company Fund	A	A	A	A	E	A
Strategic Income Fund	A	A	A	A	A	A
Total Return Bond Fund	A	A	A	A	A	A
World Bond Fund	A	A	D	A	A	A

HMF II
Growth Opportunities Fund	A	A	E	A	D	A
Multifactor International Fund	A	A	A	A	A	A
Multifactor Large Cap Value Fund	A	A	A	A	A	A
Quality Value Fund	A	A	C	A	A	A

* Mr. Davey is an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name of Board Nominee
Dollar Range of Equity Securities in each Fund
Fund Name	Ackermann	Beery	Birdsong	Cephas	Davey*	Detrick
Emerging Markets Equity Fund	A	A	A	A	C	A
Emerging Markets Multi-Sector Bond Fund	A	A	A	A	A	A
International Multi-Cap Value Fund	A	A	A	A	A	A
International Stock Fund	A	A	A	A	C	A
Securitized Income Fund	A	A	D	A	C	A
Tax-Aware Bond Fund	A	A	A	A	A	A
US MidCap Opportunities Fund	E	A	A	A	C	C
US Small Cap Opportunities Fund	A	A	A	A	A	A
Small Cap Growth Fund	A	A	A	A	A	A
China A Fund	A	A	A	A	A	A

HLS
Balanced HLS Fund	A	A	A	A	A	A
Capital Appreciation HLS Fund	A	A	A	A	A	A
Disciplined Equity HLS Fund	A	A	A	A	A	A
Dividend and Growth HLS Fund	A	A	A	A	A	A
Global Growth HLS Fund	A	A	A	A	A	A
Healthcare HLS Fund	A	A	A	A	A	A
High Yield HLS Fund	A	A	A	A	A	A
International Opportunities HLS Fund	A	A	A	A	A	A
MidCap HLS Fund	A	A	A	A	A	A
MidCap Value HLS Fund	A	A	A	A	A	A
Small Company HLS Fund	A	A	A	A	A	A
Stock HLS Fund	A	A	A	A	A	A
Total Return Bond HLS Fund	A	A	A	A	A	A
Ultrashort Bond HLS Fund	A	A	A	A	A	A
Value HLS Fund	A	A	A	A	A	A

HLS II
Growth Opportunities HLS Fund	A	A	A	A	A	A
MidCap Growth HLS Fund	A	A	A	A	A	A
Small Cap Growth HLS Fund	A	A	A	A	A	A
U.S. Government Securities HLS Fund	A	A	A	A	A	A

Lattice Trust
Developed Markets (ex-US) ETF	A	A	A	A	A	A
Diversified International ETF	A	A	A	A	A	A
Emerging Markets ETF	A	A	A	A	A	A
Low Volatility US Equity ETF	A	A	A	A	A	A
REIT ETF	A	A	A	A	A	A
Small Cap ETF	A	A	A	A	B	A
US Equity ETF	A	A	A	A	D	A

Exchange-Traded Trust
Core Bond ETF	A	A	A	A	A	A
Municipal Opportunities ETF	A	A	A	A	A	A
Tax-Aware Bond ETF	A	A	A	A	A	A
Short Duration ETF	A	A	A	A	A	A
Total Return Bond ETF	A	A	A	A	C	A

Interval Fund	A	A	A	A	A	A

Aggregate Dollar Range of Equity Securities in the Funds	E	E	E	A	E	E

Name of Board Nominee
Dollar Range of Equity Securities in each Fund
Fund Name	Hill	Johnson	Rosenberg	Senbet	Sung

HMF
AARP Balanced Retirement Fund	A	A	A	A	A
Balanced Income Fund	A	A	A	A	A
Capital Appreciation Fund	E	A	A	A	A
Checks and Balances Fund	A	A	A	A	A
Climate Opportunities Fund	A	A	A	A	A
Conservative Allocation Fund	A	A	A	A	A
Core Equity Fund	A	A	A	A	A
Dividend and Growth Fund	A	A	A	C	A
Emerging Markets Equity Fund	A	A	A	A	A
Emerging Markets Local Debt Fund	A	A	A	A	A
Equity Income Fund	A	A	A	A	A
Floating Rate Fund	D	A	A	A	A
Floating Rate High Income Fund	A	A	A	A	A
Global Impact Fund	A	A	A	A	A
Global Real Asset Fund	A	A	A	A	A
Growth Allocation Fund	A	A	A	A	A
Healthcare Fund	A	A	A	D	A
High Yield Fund	A	A	A	A	A
Inflation Plus Fund	A	A	A	A	A
International Equity Fund	A	A	A	C	A
International Growth Fund	A	A	A	A	A
International Opportunities Fund	A	A	A	A	A
International Value Fund	A	A	A	A	A
MidCap Fund	A	A	A	A	A
MidCap Value Fund	A	A	A	A	A
Moderate Allocation Fund	A	A	A	A	A
Multi-Asset Income and Growth Fund	A	A	A	A	A
Municipal Income Fund	A	A	A	A	A
Municipal Opportunities Fund	A	A	A	C	A
Municipal Short Duration Fund	A	A	A	A	A
Quality Bond Fund	A	A	A	A	A
Short Duration Fund	A	A	A	A	A
Small Cap Value Fund	A	A	A	A	A
Small Company Fund	A	A	A	D	A
Strategic Income Fund	A	A	A	A	A
Total Return Bond Fund	A	A	A	A	A
World Bond Fund	A	A	A	A	A

HMF II
Growth Opportunities Fund	A	A	A	D	A
Multifactor International Fund	A	A	A	A	A
Multifactor Large Cap Value Fund	A	A	A	A	A
Quality Value Fund	A	A	A	C	A
Emerging Markets Equity Fund	A	A	A	A	A
Emerging Markets Multi-Sector Bond Fund	A	A	A	A	A
International Multi-Cap Value Fund	A	A	A	A	A
International Stock Fund	A	A	A	A	A
Securitized Income Fund	A	A	A	A	A
Tax-Aware Bond Fund	A	A	A	A	A
US MidCap Opportunities Fund	A	A	A	A	A
US Small Cap Opportunities Fund	A	A	A	A	A
Small Cap Growth Fund	A	A	A	A	A
China A Fund	A	A	A	A	A

HLS
Balanced HLS Fund	A	A	A	A	A
Capital Appreciation HLS Fund	A	A	A	A	A
Disciplined Equity HLS Fund	A	A	A	A	A
Dividend and Growth HLS Fund	A	A	A	A	A
Global Growth HLS Fund	A	A	A	A	A

Name of Board Nominee
Dollar Range of Equity Securities in each Fund
Fund Name	Hill	Johnson	Rosenberg	Senbet	Sung
Healthcare HLS Fund	A	A	A	A	A
High Yield HLS Fund	A	A	A	A	A
International Opportunities HLS Fund	A	A	A	A	A
MidCap HLS Fund	A	A	A	A	A
MidCap Value HLS Fund	A	A	A	A	A
Small Company HLS Fund	A	A	A	A	A
Stock HLS Fund	A	A	A	A	A
Total Return Bond HLS Fund	A	A	A	A	A
Ultrashort Bond HLS Fund	A	A	A	A	A
Value HLS Fund	A	A	A	A	A

HLS II
Growth Opportunities HLS Fund	A	A	A	A	A
MidCap Growth HLS Fund	A	A	A	A	A
Small Cap Growth HLS Fund	A	A	A	A	A
U.S. Government Securities HLS Fund	A	A	A	A	A

Lattice Trust
Developed Markets (ex-US) ETF	A	A	A	A	A
Diversified International ETF	A	A	A	A	A
Emerging Markets ETF	A	A	A	A	A
Low Volatility US Equity ETF	A	A	A	A	A
REIT ETF	A	A	A	A	A
Small Cap ETF	A	A	A	A	A
US Equity ETF	A	A	A	A	A

Exchange-Traded Trust
Core Bond ETF	A	A	A	A	A
Municipal Opportunities ETF	A	A	A	A	A
Tax-Aware Bond ETF	A	A	A	A	A
Short Duration ETF	A	A	A	A	A
Total Return Bond ETF	A	A	A	A	A

Interval Fund	A	A	A	A	A

Aggregate Dollar Range of Equity Securities in the Funds	E	A	A	A	A

Appendix J: Board Nominees’ and Executive Officers’ Aggregate Ownership of Fund Shares

As of June 30, 2020, the Board nominees and the Funds’ executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Funds except as set forth below.

Fund	Class	Percentage
Balanced Retirement Fund	Class I	1.86%
Climate Opportunities Fund	Class I	4.48%
Global Impact Fund	Class I	1.98%
Global Impact Fund	Class Y	5.69%
International Equity Fund	Class I	1.09%
Diversified International ETF		3.06%
Low Volatility US Equity ETF		2.72%
Small Cap ETF		1.22%

J-1

Appendix K: Shares Outstanding as of Record Date (August 3, 2020)

Fund Name	Class	Shares Outstanding
HARTFORD SMALL CAP GROWTH FUND	A	3,981,686.873
HARTFORD SMALL CAP GROWTH FUND	C	396,415.610
HARTFORD SMALL CAP GROWTH FUND	Y	5,141,339.862
HARTFORD SMALL CAP GROWTH FUND	I	3,858,164.899
HARTFORD SMALL CAP GROWTH FUND	R3	165,693.402
HARTFORD SMALL CAP GROWTH FUND	R4	646,556.596
HARTFORD SMALL CAP GROWTH FUND	R5	1,349,280.402
HARTFORD SMALL CAP GROWTH FUND	R6	1,603,915.470
HARTFORD SMALL CAP GROWTH FUND	F	873,290.441
HARTFORD GROWTH OPPORTUNITIES HLS FUND	IA	36,409,249.597
HARTFORD GROWTH OPPORTUNITIES HLS FUND	IB	4,221,046.419
HARTFORD GROWTH OPPORTUNITIES HLS FUND	IC	1,555,627.316
HARTFORD MIDCAP GRWTH HLS FUND	IA	9,591,324.189
HARTFORD MIDCAP GRWTH HLS FUND	IB	1,640,705.900
HARTFORD US GOVT SEC HLS FUND	IA	26,343,828.901
HARTFORD US GOVT SEC HLS FUND	IB	5,262,618.228
HARTFORD HEALTHCARE HLS FUND	IA	7,007,909.589
HARTFORD HEALTHCARE HLS FUND	IB	1,714,420.064
HARTFORD HIGH YIELD HLS FUND	IA	22,041,083.856
HARTFORD HIGH YIELD HLS FUND	IB	6,846,684.124
HARTFORD BALANCED HLS FUND	IA	56,142,394.936
HARTFORD BALANCED HLS FUND	IB	7,492,429.311
HARTFORD ULTRASHORT BOND HLS FUND	IA	37,499,476.838
HARTFORD ULTRASHORT BOND HLS FUND	IB	5,580,722.297
HARTFORD GLOBAL GROWTH HLS FUND	IA	14,460,618.225
HARTFORD GLOBAL GROWTH HLS FUND	IB	2,624,677.389
HARTFORD DIV & GROWTH HLS FUND	IA	125,542,067.079
HARTFORD DIV & GROWTH HLS FUND	IB	16,424,947.686
HARTFORD DISCIPLINE EQUITY HLS FUND	IA	32,949,568.478
HARTFORD DISCIPLINE EQUITY HLS FUND	IB	4,612,806.014
HARTFORD TOTAL RETURN BOND HLS FUND	IA	153,233,476.441
HARTFORD TOTAL RETURN BOND HLS FUND	IB	17,747,051.034
HARTFORD INTL OPP HLS FUND	IA	57,701,757.378
HARTFORD INTL OPP HLS FUND	IB	7,409,808.762
HARTFORD STOCK HLS FUND	IA	13,872,414.065
HARTFORD STOCK HLS FUND	IB	1,354,564.184
HARTFORD MIDCAP HLS FUND	IA	48,213,625.017
HARTFORD MIDCAP HLS FUND	IB	1,308,368.636

K-1

HARTFORD MIDCAP VALUE HLS FUND	IA	20,639,289.010
HARTFORD MIDCAP VALUE HLS FUND	IB	6,056,334.631
HARTFORD VALUE HLS FUND	IA	24,774,695.078
HARTFORD VALUE HLS FUND	IB	3,946,968.845
HARTFORD SMALL COMPANY FUND	A	15,374,266.524
HARTFORD SMALL COMPANY FUND	C	602,043.904
HARTFORD SMALL COMPANY FUND	Y	642,303.859
HARTFORD SMALL COMPANY FUND	I	1,318,187.028
HARTFORD SMALL COMPANY FUND	R3	517,334.827
HARTFORD SMALL COMPANY FUND	R4	502,147.552
HARTFORD SMALL COMPANY FUND	R5	125,846.824
HARTFORD SMALL COMPANY FUND	R6	7,843.341
HARTFORD SMALL COMPANY FUND	F	9,249,663.681
HARTFORD SMALL CAP GROWTH HLS FUND	IA	29,920,575.126
HARTFORD SMALL CAP GROWTH HLS FUND	IB	11,873,167.047
HARTFORD SMALL COMPANY HLS FUND	IA	17,545,722.226
HARTFORD SMALL COMPANY HLS FUND	IB	2,433,237.639
HARTFORD MUNICIPAL OPPORTUNITIES FUND	A	48,296,227.370
HARTFORD MUNICIPAL OPPORTUNITIES FUND	C	6,795,059.764
HARTFORD MUNICIPAL OPPORTUNITIES FUND	Y	1,727,843.451
HARTFORD MUNICIPAL OPPORTUNITIES FUND	I	77,354,348.934
HARTFORD MUNICIPAL OPPORTUNITIES FUND	F	15,254,277.492
HARTFORD AARP BALANCED RETIRE FUND	A	7,751,139.217
HARTFORD AARP BALANCED RETIRE FUND	C	3,460,985.122
HARTFORD AARP BALANCED RETIRE FUND	Y	233,953.702
HARTFORD AARP BALANCED RETIRE FUND	I	1,620,212.939
HARTFORD AARP BALANCED RETIRE FUND	R3	89,796.908
HARTFORD AARP BALANCED RETIRE FUND	R4	42,409.354
HARTFORD AARP BALANCED RETIRE FUND	R5	72,717.290
HARTFORD AARP BALANCED RETIRE FUND	R6	1,171.159
HARTFORD AARP BALANCED RETIRE FUND	F	25,928.078
HARTFORD CAPITAL APPREC HLS FUND	IA	77,140,945.381
HARTFORD CAPITAL APPREC HLS FUND	IB	9,621,867.811
HARTFORD CAPITAL APPREC HLS FUND	IC	747,930.565
HARTFORD GROWTH OPPORTUNITIES FUND	A	54,218,328.797
HARTFORD GROWTH OPPORTUNITIES FUND	C	12,689,052.883
HARTFORD GROWTH OPPORTUNITIES FUND	Y	3,028,069.646
HARTFORD GROWTH OPPORTUNITIES FUND	I	29,863,279.349
HARTFORD GROWTH OPPORTUNITIES FUND	R3	909,014.260
HARTFORD GROWTH OPPORTUNITIES FUND	R4	1,297,751.821
HARTFORD GROWTH OPPORTUNITIES FUND	R5	421,750.001

K-2

HARTFORD GROWTH OPPORTUNITIES FUND	R6	615,661.008
HARTFORD GROWTH OPPORTUNITIES FUND	F	13,089,156.820
HARTFORD QUALITY VALUE FUND	A	7,762,499.880
HARTFORD QUALITY VALUE FUND	C	254,207.846
HARTFORD QUALITY VALUE FUND	Y	19,527.781
HARTFORD QUALITY VALUE FUND	I	604,470.715
HARTFORD QUALITY VALUE FUND	R3	44,581.271
HARTFORD QUALITY VALUE FUND	R4	220,670.508
HARTFORD QUALITY VALUE FUND	R5	11,515.809
HARTFORD QUALITY VALUE FUND	R6	24,785.737
HARTFORD QUALITY VALUE FUND	F	529,190.810
HARTFORD GRWTH ALLOCATION FUND	A	39,769,047.953
HARTFORD GRWTH ALLOCATION FUND	C	3,155,639.517
HARTFORD GRWTH ALLOCATION FUND	I	745,811.336
HARTFORD GRWTH ALLOCATION FUND	R3	476,652.039
HARTFORD GRWTH ALLOCATION FUND	R4	214,646.381
HARTFORD GRWTH ALLOCATION FUND	R5	397,009.567
HARTFORD GRWTH ALLOCATION FUND	F	18,232.317
HARTFORD MODERATE ALLOC FUND	A	26,967,296.276
HARTFORD MODERATE ALLOC FUND	C	2,394,384.583
HARTFORD MODERATE ALLOC FUND	I	794,940.084
HARTFORD MODERATE ALLOC FUND	R3	1,209,433.223
HARTFORD MODERATE ALLOC FUND	R4	302,230.747
HARTFORD MODERATE ALLOC FUND	R5	427,690.773
HARTFORD MODERATE ALLOC FUND	F	22,051.486
HARTFORD CONSERV ALLOC FUND	A	9,920,904.453
HARTFORD CONSERV ALLOC FUND	C	1,081,239.241
HARTFORD CONSERV ALLOC FUND	I	149,031.903
HARTFORD CONSERV ALLOC FUND	R3	270,699.152
HARTFORD CONSERV ALLOC FUND	R4	122,229.392
HARTFORD CONSERV ALLOC FUND	R5	172,333.104
HARTFORD CONSERV ALLOC FUND	F	1,097.774
HARTFORD MIDCAP FUND	A	91,296,221.755
HARTFORD MIDCAP FUND	C	20,210,607.380
HARTFORD MIDCAP FUND	Y	34,142,224.823
HARTFORD MIDCAP FUND	I	142,267,210.659
HARTFORD MIDCAP FUND	R3	2,869,045.953
HARTFORD MIDCAP FUND	R4	6,216,849.718
HARTFORD MIDCAP FUND	R5	11,529,664.596
HARTFORD MIDCAP FUND	R6	47,581,042.760
HARTFORD MIDCAP FUND	F	77,336,414.970

K-3

HARTFORD MIDCAP VALUE FUND	A	20,916,266.442
HARTFORD MIDCAP VALUE FUND	C	1,081,507.643
HARTFORD MIDCAP VALUE FUND	Y	791,576.527
HARTFORD MIDCAP VALUE FUND	I	1,678,279.441
HARTFORD MIDCAP VALUE FUND	R3	436,169.222
HARTFORD MIDCAP VALUE FUND	R4	672,168.592
HARTFORD MIDCAP VALUE FUND	R5	105,860.916
HARTFORD MIDCAP VALUE FUND	F	24,597,647.016
HARTFORD INTL GROWTH FUND	A	8,542,987.088
HARTFORD INTL GROWTH FUND	C	409,264.748
HARTFORD INTL GROWTH FUND	Y	999,138.770
HARTFORD INTL GROWTH FUND	I	2,666,368.052
HARTFORD INTL GROWTH FUND	R3	48,085.325
HARTFORD INTL GROWTH FUND	R4	159,188.771
HARTFORD INTL GROWTH FUND	R5	1,907,236.929
HARTFORD INTL GROWTH FUND	R6	252,917.894
HARTFORD INTL GROWTH FUND	F	8,338,644.020
HARTFORD HEALTHCARE FUND	A	18,653,302.480
HARTFORD HEALTHCARE FUND	C	4,570,119.978
HARTFORD HEALTHCARE FUND	Y	2,008,997.824
HARTFORD HEALTHCARE FUND	I	8,755,774.306
HARTFORD HEALTHCARE FUND	R3	785,853.348
HARTFORD HEALTHCARE FUND	R4	584,693.828
HARTFORD HEALTHCARE FUND	R5	216,720.394
HARTFORD HEALTHCARE FUND	R6	79,051.337
HARTFORD HEALTHCARE FUND	F	714,063.019
HARTFORD EQUITY INCOME FUND	A	80,049,286.287
HARTFORD EQUITY INCOME FUND	C	11,895,083.950
HARTFORD EQUITY INCOME FUND	Y	4,657,245.243
HARTFORD EQUITY INCOME FUND	I	57,553,991.829
HARTFORD EQUITY INCOME FUND	R3	1,909,450.617
HARTFORD EQUITY INCOME FUND	R4	2,552,392.334
HARTFORD EQUITY INCOME FUND	R5	3,499,491.863
HARTFORD EQUITY INCOME FUND	R6	3,252,154.074
HARTFORD EQUITY INCOME FUND	F	51,410,776.719
HARTFORD CAPITAL APPRECIATION FUND	A	124,480,004.717
HARTFORD CAPITAL APPRECIATION FUND	C	7,041,162.685
HARTFORD CAPITAL APPRECIATION FUND	Y	2,867,619.572
HARTFORD CAPITAL APPRECIATION FUND	I	15,747,067.400
HARTFORD CAPITAL APPRECIATION FUND	R3	1,053,311.563
HARTFORD CAPITAL APPRECIATION FUND	R4	773,144.406

K-4

HARTFORD CAPITAL APPRECIATION FUND	R5	820,457.848
HARTFORD CAPITAL APPRECIATION FUND	R6	310,156.362
HARTFORD CAPITAL APPRECIATION FUND	F	20,042,197.888
HARTFORD HIGH YIELD FUND	A	32,622,446.870
HARTFORD HIGH YIELD FUND	C	3,717,635.031
HARTFORD HIGH YIELD FUND	Y	526,060.903
HARTFORD HIGH YIELD FUND	I	2,658,009.476
HARTFORD HIGH YIELD FUND	R3	249,561.231
HARTFORD HIGH YIELD FUND	R4	134,866.135
HARTFORD HIGH YIELD FUND	R5	85,746.816
HARTFORD HIGH YIELD FUND	F	8,875,284.141
HARTFORD MULTIASSET INCOME & GROWTH FUND	A	30,745,189.239
HARTFORD MULTIASSET INCOME & GROWTH FUND	C	4,252,139.968
HARTFORD MULTIASSET INCOME & GROWTH FUND	Y	548,580.870
HARTFORD MULTIASSET INCOME & GROWTH FUND	I	4,994,212.056
HARTFORD MULTIASSET INCOME & GROWTH FUND	R3	62,336.873
HARTFORD MULTIASSET INCOME & GROWTH FUND	R4	27,543.853
HARTFORD MULTIASSET INCOME & GROWTH FUND	R5	8,093.846
HARTFORD MULTIASSET INCOME & GROWTH FUND	R6	15,217.285
HARTFORD MULTIASSET INCOME & GROWTH FUND	F	4,434,992.597
HARTFORD BALANCED INCOME FUND	A	256,410,065.683
HARTFORD BALANCED INCOME FUND	C	215,721,050.685
HARTFORD BALANCED INCOME FUND	Y	10,571,226.503
HARTFORD BALANCED INCOME FUND	I	267,746,091.926
HARTFORD BALANCED INCOME FUND	R3	10,823,457.779
HARTFORD BALANCED INCOME FUND	R4	6,237,516.064
HARTFORD BALANCED INCOME FUND	R5	3,134,665.400
HARTFORD BALANCED INCOME FUND	R6	15,518,575.814
HARTFORD BALANCED INCOME FUND	F	141,716,628.738
HARTFORD SHORT DURATION FUND	A	76,955,238.137
HARTFORD SHORT DURATION FUND	C	8,215,714.450
HARTFORD SHORT DURATION FUND	Y	713,000.814
HARTFORD SHORT DURATION FUND	I	40,332,652.248
HARTFORD SHORT DURATION FUND	R3	148,306.483
HARTFORD SHORT DURATION FUND	R4	477,822.408
HARTFORD SHORT DURATION FUND	R5	162,748.318
HARTFORD SHORT DURATION FUND	R6	1,224.923
HARTFORD SHORT DURATION FUND	F	24,221,659.919
HARTFORD INFLATION PLUS BOND FUND	A	17,917,523.442
HARTFORD INFLATION PLUS BOND FUND	C	1,926,772.817
HARTFORD INFLATION PLUS BOND FUND	Y	2,710,605.141

K-5

HARTFORD INFLATION PLUS BOND FUND	I	4,170,855.563
HARTFORD INFLATION PLUS BOND FUND	R3	3,369,041.504
HARTFORD INFLATION PLUS BOND FUND	R4	590,611.669
HARTFORD INFLATION PLUS BOND FUND	R5	123,008.789
HARTFORD INFLATION PLUS BOND FUND	F	15,326,255.026
HARTFORD DIV AND GROWTH FUND	A	141,335,523.673
HARTFORD DIV AND GROWTH FUND	C	6,348,773.670
HARTFORD DIV AND GROWTH FUND	Y	29,386,297.058
HARTFORD DIV AND GROWTH FUND	I	69,591,662.508
HARTFORD DIV AND GROWTH FUND	R3	2,280,555.706
HARTFORD DIV AND GROWTH FUND	R4	3,726,261.228
HARTFORD DIV AND GROWTH FUND	R5	7,028,235.412
HARTFORD DIV AND GROWTH FUND	R6	7,282,468.241
HARTFORD DIV AND GROWTH FUND	F	111,197,659.002
HARTFORD CORE EQUITY FUND	A	30,756,168.485
HARTFORD CORE EQUITY FUND	C	13,727,888.942
HARTFORD CORE EQUITY FUND	Y	18,544,594.284
HARTFORD CORE EQUITY FUND	I	78,077,638.479
HARTFORD CORE EQUITY FUND	R3	1,211,210.694
HARTFORD CORE EQUITY FUND	R4	4,432,083.735
HARTFORD CORE EQUITY FUND	R5	5,316,027.412
HARTFORD CORE EQUITY FUND	R6	16,400,000.260
HARTFORD CORE EQUITY FUND	F	61,860,262.766
HARTFORD TOTAL RET BOND FUND	A	102,879,120.407
HARTFORD TOTAL RET BOND FUND	C	2,970,697.077
HARTFORD TOTAL RET BOND FUND	Y	35,287,168.240
HARTFORD TOTAL RET BOND FUND	I	19,885,176.069
HARTFORD TOTAL RET BOND FUND	R3	438,343.019
HARTFORD TOTAL RET BOND FUND	R4	1,107,757.689
HARTFORD TOTAL RET BOND FUND	R5	172,417.486
HARTFORD TOTAL RET BOND FUND	R6	5,320,711.042
HARTFORD TOTAL RET BOND FUND	F	77,042,950.991
HARTFORD INTL OPPORTUNITIES FUND	A	27,582,805.362
HARTFORD INTL OPPORTUNITIES FUND	C	2,060,539.595
HARTFORD INTL OPPORTUNITIES FUND	Y	61,825,326.512
HARTFORD INTL OPPORTUNITIES FUND	I	20,808,479.014
HARTFORD INTL OPPORTUNITIES FUND	R3	2,472,248.495
HARTFORD INTL OPPORTUNITIES FUND	R4	6,351,009.498
HARTFORD INTL OPPORTUNITIES FUND	R5	18,807,440.269
HARTFORD INTL OPPORTUNITIES FUND	R6	41,402,969.048
HARTFORD INTL OPPORTUNITIES FUND	F	38,108,033.046

K-6

HARTFORD FLOATING RATE FUND	A	82,349,742.507
HARTFORD FLOATING RATE FUND	C	32,710,411.566
HARTFORD FLOATING RATE FUND	Y	5,558,367.506
HARTFORD FLOATING RATE FUND	I	102,746,105.599
HARTFORD FLOATING RATE FUND	R3	603,366.045
HARTFORD FLOATING RATE FUND	R4	316,746.574
HARTFORD FLOATING RATE FUND	R5	137,319.796
HARTFORD FLOATING RATE FUND	F	13,872,986.271
HARTFORD CHECKS AND BAL FUND	A	136,613,612.802
HARTFORD CHECKS AND BAL FUND	C	14,932,306.240
HARTFORD CHECKS AND BAL FUND	I	6,836,548.621
HARTFORD CHECKS AND BAL FUND	R3	1,402,486.935
HARTFORD CHECKS AND BAL FUND	R4	410,964.578
HARTFORD CHECKS AND BAL FUND	R5	39,476.477
HARTFORD CHECKS AND BAL FUND	F	757,137.708
HARTFORD STRATIGIC INCOME FUND	A	25,760,147.104
HARTFORD STRATIGIC INCOME FUND	C	6,684,705.859
HARTFORD STRATIGIC INCOME FUND	Y	6,725,141.050
HARTFORD STRATIGIC INCOME FUND	I	67,270,066.099
HARTFORD STRATIGIC INCOME FUND	R3	104,596.191
HARTFORD STRATIGIC INCOME FUND	R4	381,404.560
HARTFORD STRATIGIC INCOME FUND	R5	1,428,265.012
HARTFORD STRATIGIC INCOME FUND	R6	525,836.736
HARTFORD STRATIGIC INCOME FUND	F	19,775,057.748
HARTFORD INTL EQUITY FUND	A	56,567,980.582
HARTFORD INTL EQUITY FUND	C	2,847,342.941
HARTFORD INTL EQUITY FUND	Y	1,741,665.546
HARTFORD INTL EQUITY FUND	I	5,648,057.978
HARTFORD INTL EQUITY FUND	R3	1,312,341.467
HARTFORD INTL EQUITY FUND	R4	633,363.671
HARTFORD INTL EQUITY FUND	R5	985,840.811
HARTFORD INTL EQUITY FUND	R6	3,058,535.665
HARTFORD INTL EQUITY FUND	F	6,802,350.738
HARTFORD INTL VALUE FUND	A	3,020,309.726
HARTFORD INTL VALUE FUND	C	687,895.084
HARTFORD INTL VALUE FUND	Y	22,965,051.481
HARTFORD INTL VALUE FUND	I	53,071,405.296
HARTFORD INTL VALUE FUND	R3	24,048.435
HARTFORD INTL VALUE FUND	R4	244,148.645
HARTFORD INTL VALUE FUND	R5	2,876,667.731
HARTFORD INTL VALUE FUND	R6	11,696,873.926

K-7

HARTFORD INTL VALUE FUND	F	15,374,363.351
HARTFORD GLBL REAL ASSET FUND	A	1,517,181.180
HARTFORD GLBL REAL ASSET FUND	C	249,059.674
HARTFORD GLBL REAL ASSET FUND	Y	6,463,527.434
HARTFORD GLBL REAL ASSET FUND	I	1,950,620.874
HARTFORD GLBL REAL ASSET FUND	R3	10,468.389
HARTFORD GLBL REAL ASSET FUND	R4	2,669.591
HARTFORD GLBL REAL ASSET FUND	R5	13,091.952
HARTFORD GLBL REAL ASSET FUND	F	9,299,068.317
HARTFORD SMALL CAP VALUE FUND	A	4,195,228.997
HARTFORD SMALL CAP VALUE FUND	C	297,495.757
HARTFORD SMALL CAP VALUE FUND	Y	34,019.302
HARTFORD SMALL CAP VALUE FUND	I	361,297.734
HARTFORD SMALL CAP VALUE FUND	R3	55,826.907
HARTFORD SMALL CAP VALUE FUND	R4	6,116.302
HARTFORD SMALL CAP VALUE FUND	R5	1,098.635
HARTFORD SMALL CAP VALUE FUND	R6	20,311.596
HARTFORD SMALL CAP VALUE FUND	F	4,792,407.329
HARTFORD EMRG MKTS LOC DEBT FUND	A	847,134.324
HARTFORD EMRG MKTS LOC DEBT FUND	C	363,710.001
HARTFORD EMRG MKTS LOC DEBT FUND	Y	9,047,126.468
HARTFORD EMRG MKTS LOC DEBT FUND	I	2,580,206.579
HARTFORD EMRG MKTS LOC DEBT FUND	R3	1,994.947
HARTFORD EMRG MKTS LOC DEBT FUND	R4	8,000.193
HARTFORD EMRG MKTS LOC DEBT FUND	R5	8,517.837
HARTFORD EMRG MKTS LOC DEBT FUND	F	546,366.160
HARTFORD EMRG MKTS EQUITY FUND	A	4,313,404.087
HARTFORD EMRG MKTS EQUITY FUND	C	217,156.505
HARTFORD EMRG MKTS EQUITY FUND	Y	26,824,063.122
HARTFORD EMRG MKTS EQUITY FUND	I	2,899,684.335
HARTFORD EMRG MKTS EQUITY FUND	R3	34,113.757
HARTFORD EMRG MKTS EQUITY FUND	R4	44,072.936
HARTFORD EMRG MKTS EQUITY FUND	R5	90,876.031
HARTFORD EMRG MKTS EQUITY FUND	R6	120,047.473
HARTFORD EMRG MKTS EQUITY FUND	F	5,142,605.380
HARTFORD WORLD BOND FUND	A	39,273,620.009
HARTFORD WORLD BOND FUND	C	6,823,748.252
HARTFORD WORLD BOND FUND	Y	39,851,324.635
HARTFORD WORLD BOND FUND	I	195,289,935.437
HARTFORD WORLD BOND FUND	R3	149,745.281
HARTFORD WORLD BOND FUND	R4	1,680,046.341

K-8

HARTFORD WORLD BOND FUND	R5	767,825.295
HARTFORD WORLD BOND FUND	R6	9,616,331.876
HARTFORD WORLD BOND FUND	F	136,284,261.261
HARTFORD FLOATING RATE HIGH INC FUND	A	7,211,821.426
HARTFORD FLOATING RATE HIGH INC FUND	C	4,447,907.618
HARTFORD FLOATING RATE HIGH INC FUND	Y	826,834.942
HARTFORD FLOATING RATE HIGH INC FUND	I	21,762,887.248
HARTFORD FLOATING RATE HIGH INC FUND	R3	16,896.966
HARTFORD FLOATING RATE HIGH INC FUND	R4	37,276.268
HARTFORD FLOATING RATE HIGH INC FUND	R5	1,168,018.203
HARTFORD FLOATING RATE HIGH INC FUND	F	1,354,589.493
HARTFORD CLIMATE OPPTORTUNITIES FUND	A	556,991.723
HARTFORD CLIMATE OPPTORTUNITIES FUND	C	26,524.116
HARTFORD CLIMATE OPPTORTUNITIES FUND	Y	122,275.592
HARTFORD CLIMATE OPPTORTUNITIES FUND	I	252,875.705
HARTFORD CLIMATE OPPTORTUNITIES FUND	R3	10,766.529
HARTFORD CLIMATE OPPTORTUNITIES FUND	R4	15,247.175
HARTFORD CLIMATE OPPTORTUNITIES FUND	R5	10,730.351
HARTFORD CLIMATE OPPTORTUNITIES FUND	R6	10,809.268
HARTFORD CLIMATE OPPTORTUNITIES FUND	F	2,914,409.018
HARTFORD MUNICIPAL INCOME FUND	A	3,165,814.261
HARTFORD MUNICIPAL INCOME FUND	C	426,290.274
HARTFORD MUNICIPAL INCOME FUND	I	2,046,493.713
HARTFORD MUNICIPAL INCOME FUND	F	1,098,783.194
HARTFORD MUNI SHORT DURATION FUND	A	1,704,401.474
HARTFORD MUNI SHORT DURATION FUND	C	112,340.880
HARTFORD MUNI SHORT DURATION FUND	I	240,276.910
HARTFORD MUNI SHORT DURATION FUND	F	182,744.090
HARTFORD GLOBAL IMPACT FUND	A	3,253,469.079
HARTFORD GLOBAL IMPACT FUND	C	178,703.425
HARTFORD GLOBAL IMPACT FUND	Y	219,299.100
HARTFORD GLOBAL IMPACT FUND	I	1,734,674.109
HARTFORD GLOBAL IMPACT FUND	R3	430,566.915
HARTFORD GLOBAL IMPACT FUND	R4	76,070.522
HARTFORD GLOBAL IMPACT FUND	R5	20,182.242
HARTFORD GLOBAL IMPACT FUND	R6	140,199.820
HARTFORD GLOBAL IMPACT FUND	F	257,522.931
HARTFORD MULTIFACTOR INTL FUND	Y	72,228.071
HARTFORD MULTIFACTOR INTL FUND	R3	12,092.358
HARTFORD MULTIFACTOR INTL FUND	R4	10,318.249
HARTFORD MULTIFACTOR INTL FUND	R5	103,190.527

K-9

HARTFORD MULTIFACTOR INTL FUND	R6	103,201.763
HARTFORD MULTIFACTOR INTL FUND	F	10,320.140
HART MULTIFACTOR LCAP VALUE FD	Y	20,647.306
HART MULTIFACTOR LCAP VALUE FD	R3	10,341.472
HART MULTIFACTOR LCAP VALUE FD	R4	10,331.595
HART MULTIFACTOR LCAP VALUE FD	R5	20,648.650
HART MULTIFACTOR LCAP VALUE FD	R6	30,976.485
HART MULTIFACTOR LCAP VALUE FD	F	10,325.530
HARTFORD MULTIFACTOR DEVELOPED MARKETS (EX-US) ETF		79,450,000.000
HARTFORD MULTIFACTOR EMERGING MARKETS ETF		2,200,000.000
HARTFORD MULTIFACTOR SMALL CAP ETF		400,000.000
HARTFORD MULTIFACTOR US EQUITY ETF		8,150,000.000
HARTFORD MULTIFACTOR REIT ETF		250,000.000
HARTFORD MULTIFACTOR LOW VOLITILITY US ETF		200,000.000
HART MULTIFACTOR DIVERSIFIED INTERNATIONAL ETF		200,000.000
HARTFORD SCHR TAX AWARE BOND ETF		3,500,000.000
HARTFORD TOTAL RETURN BOND ETF		16,400,000.000
HARTFORD MUNICIPAL OPPORTUNITIES ETF		2,500,000.000
HARTFORD SHORT DURATION ETF		2,150,000.000
HARTFORD CORE BOND ETF		3,250,000.000
SCHRODERS EMERGING MKTS EQUITY FUND	A	3,808,436.078
SCHRODERS EMERGING MKTS EQUITY FUND	C	458,157.259
SCHRODERS EMERGING MKTS EQUITY FUND	Y	20,724,108.362
SCHRODERS EMERGING MKTS EQUITY FUND	I	83,517,730.122
SCHRODERS EMERGING MKTS EQUITY FUND	R3	5,012.805
SCHRODERS EMERGING MKTS EQUITY FUND	R4	263,841.109
SCHRODERS EMERGING MKTS EQUITY FUND	R5	37,841.250
SCHRODERS EMERGING MKTS EQUITY FUND	SDR	72,480,318.529
SCHRODERS EMERGING MKTS EQUITY FUND	F	51,791,590.681
SCHRODERS INTERNATIONAL STOCK FUND	A	6,106,033.297
SCHRODERS INTERNATIONAL STOCK FUND	C	391,290.815
SCHRODERS INTERNATIONAL STOCK FUND	Y	1,514,202.794
SCHRODERS INTERNATIONAL STOCK FUND	I	27,811,186.085
SCHRODERS INTERNATIONAL STOCK FUND	R3	53,623.871
SCHRODERS INTERNATIONAL STOCK FUND	R4	114,808.461
SCHRODERS INTERNATIONAL STOCK FUND	R5	757,108.725
SCHRODERS INTERNATIONAL STOCK FUND	SDR	8,303,792.867
SCHRODERS INTERNATIONAL STOCK FUND	F	9,530,419.464
SCHRODERS INTL MULTI-CAP VALUE FUND	A	10,517,629.637
SCHRODERS INTL MULTI-CAP VALUE FUND	C	1,783,672.818
SCHRODERS INTL MULTI-CAP VALUE FUND	Y	18,937,759.955

K-10

SCHRODERS INTL MULTI-CAP VALUE FUND	I	68,952,606.861
SCHRODERS INTL MULTI-CAP VALUE FUND	R3	1,684,087.529
SCHRODERS INTL MULTI-CAP VALUE FUND	R4	317,891.592
SCHRODERS INTL MULTI-CAP VALUE FUND	R5	2,376,516.084
SCHRODERS INTL MULTI-CAP VALUE FUND	SDR	76,950,920.260
SCHRODERS INTL MULTI-CAP VALUE FUND	F	48,411,114.917
SCHRODERS US SMALL CAP OPPT FUND	A	1,007,092.880
SCHRODERS US SMALL CAP OPPT FUND	C	312,426.859
SCHRODERS US SMALL CAP OPPT FUND	Y	915,093.818
SCHRODERS US SMALL CAP OPPT FUND	I	6,286,386.568
SCHRODERS US SMALL CAP OPPT FUND	R3	11,775.392
SCHRODERS US SMALL CAP OPPT FUND	R4	7,458.551
SCHRODERS US SMALL CAP OPPT FUND	R5	9,228.796
SCHRODERS US SMALL CAP OPPT FUND	SDR	977,561.792
SCHRODERS US SMALL CAP OPPT FUND	F	339,052.463
SCHRODERS US MIDCAP OPPT FUND	A	5,259,498.521
SCHRODERS US MIDCAP OPPT FUND	C	3,255,841.134
SCHRODERS US MIDCAP OPPT FUND	Y	6,020,620.364
SCHRODERS US MIDCAP OPPT FUND	I	24,935,813.633
SCHRODERS US MIDCAP OPPT FUND	R3	86,742.613
SCHRODERS US MIDCAP OPPT FUND	R4	38,776.523
SCHRODERS US MIDCAP OPPT FUND	R5	93,421.045
SCHRODERS US MIDCAP OPPT FUND	SDR	2,489,592.755
SCHRODERS US MIDCAP OPPT FUND	F	3,638,466.979
SCHRODERS TAX-AWARE BOND FUND	A	4,574,775.297
SCHRODERS TAX-AWARE BOND FUND	C	805,691.585
SCHRODERS TAX-AWARE BOND FUND	Y	18,581.884
SCHRODERS TAX-AWARE BOND FUND	I	23,391,059.236
SCHRODERS TAX-AWARE BOND FUND	SDR	5,046,337.771
SCHRODERS TAX-AWARE BOND FUND	F	2,673,236.438
SCHRODERS EMRG MKTS MUL-SEC BOND FUND	A	172,062.296
SCHRODERS EMRG MKTS MUL-SEC BOND FUND	C	26,080.293
SCHRODERS EMRG MKTS MUL-SEC BOND FUND	Y	285,361.680
SCHRODERS EMRG MKTS MUL-SEC BOND FUND	I	2,674,820.806
SCHRODERS EMRG MKTS MUL-SEC BOND FUND	R3	3,416.823
SCHRODERS EMRG MKTS MUL-SEC BOND FUND	R4	1,283.662
SCHRODERS EMRG MKTS MUL-SEC BOND FUND	R5	1,289.167
SCHRODERS EMRG MKTS MUL-SEC BOND FUND	SDR	4,153,008.619
SCHRODERS EMRG MKTS MUL-SEC BOND FUND	F	2,755.435
SCHRODERS SECURITIZED INCOME FUND	A	407,149.116
SCHRODERS SECURITIZED INCOME FUND	C	45,188.944

K-11

SCHRODERS SECURITIZED INCOME FUND	Y	363,218.963
SCHRODERS SECURITIZED INCOME FUND	I	4,836,981.452
SCHRODERS SECURITIZED INCOME FUND	SDR	1,677,226.685
SCHRODERS SECURITIZED INCOME FUND	F	207,063.656
SCHRODERS OPPORTUNISTIC INC FUND	A	250,830.029
SCHRODERS OPPORTUNISTIC INC FUND	I	250,858.309
SCHRODERS OPPORTUNISTIC INC FUND	SDR	504,015.066
SCHRODERS OPPORTUNISTIC INC FUND	A2	401.376
SCHRODERS CHINA A FUND	A	15,438.873
SCHRODERS CHINA A FUND	C	10,448.921
SCHRODERS CHINA A FUND	Y	10,000.088
SCHRODERS CHINA A FUND	I	10,227.982
SCHRODERS CHINA A FUND	SDR	250,000.088
SCHRODERS CHINA A FUND	F	210,000.088

K-12

Appendix L: Principal Shareholders

Except as set forth below, to the knowledge of the applicable Fund, as of June 30, 2020, no person is a beneficial owner of more than five percent of the outstanding shares of any class of a Fund.

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD AARP BALANCED RETIREMENT FUND
ASCENSUS TRUST COMPANY FBO CAR STAT LLC INDIVIDUAL 401K FARGO ND							11.34%
ASCENSUS TRUST COMPANY FBO MOONLIGHT PAINTING 401K PLAN ASCENSUS TRUST COMPANY FARGO ND							12.64%
ASCENSUS TRUST COMPANY FBO THG LLC 401K FARGO ND							18.75%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA				12.19%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	29.98%			7.50%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA									100.00%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						65.69%	43.39%
ICMA RETIREMENT CORPORATION WASHINGTON DC								100.00%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	7.84%		14.89%		13.38%
MARIL & CO FBO 5A C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN: MF MILWAUKEE WI											26.52%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						13.89%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			10.89%				9.97%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY					5.40%	5.92%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	7.51%		8.68%		10.82%						40.77%
PERSHING LLC JERSEY CITY NJ	7.65%		6.81%	79.10%	8.80%						21.91%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL	6.80%		10.43%		21.70%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			9.41%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE											10.19%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					12.15%
UMB BANK NA CUST FBO PLANMEMBER CARPINTERIA CA						7.30%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			10.46%		12.89%
HARTFORD BALANCED INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN					5.69%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA							6.47%				5.34%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA							5.25%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	49.53%		7.66%	91.28%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								7.58%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						38.27%	25.28%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA									11.88%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			6.24%		10.05%
MASSACHUSETTS MUTUAL INSURANCE COM SPRINGFIELD MA									20.49%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						43.81%	15.70%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			7.04%		14.21%			22.54%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			7.90%		12.24%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	7.27%		6.90%		7.96%		6.39%	7.02%	32.64%		42.10%
PERSHING LLC JERSEY CITY NJ	5.58%		7.67%		8.33%						29.91%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 76 BENCHMARK ELECTRONICS INC ANGLETON TX								23.90%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 99 DEFERRED COMPENSATION PLAN FOR NEW CITY NY								8.95%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			8.71%		12.88%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA							7.88%
THE HARTFORD HARTFORD CT									9.44%
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					5.56%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	9.51%		29.23%		12.91%
HARTFORD CAPITAL APPRECIATION FUND

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA			6.01%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	38.11%		9.50%	24.57%
ELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA											22.12%
HARTFORD CHECKS AND BALANCES FUND WAYNE PA				67.41%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT								19.47%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						51.61%	38.00%	42.59%
ICMA RETIREMENT CORPORATION WASHINGTON DC								12.65%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			8.33%		6.24%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						5.54%	7.69%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			5.26%		12.84%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY					8.02%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	5.87%		7.10%		7.05%						25.96%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH											32.50%
PERSHING LLC JERSEY CITY NJ	6.55%		10.51%		5.57%						7.93%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			8.54%		11.54%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA								8.68%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA							12.17%		83.46%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					15.28%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	7.51%		16.15%		17.59%
HARTFORD CHECKS AND BALANCES FUND
ASCENSUS TRUST COMPANY FBO DEBORAH A SPELMAN INDIVIDUAL 401K FARGO ND								10.81%
ASCENSUS TRUST COMPANY FBO RDP CONSULTING 401K ASCENSUS TRUST COMPANY FARGO ND							15.82%
CAPITAL BANK & TRUST CO TTEE FBO STARLINE INC RETIREMENT PLAN C/O FASCORE LLC GREENWOOD VLG CO							11.94%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA				91.93%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	50.18%		16.39%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								29.00%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT							22.20%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						65.05%	7.56%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			9.72%		14.44%		19.93%
N DANIEL L FOTH D YELVINGTON TTTEE STUTTGART MED CLINIC LTD PSP C/O FASCORE LLC GREENWOOD VLG CO							9.78%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	7.86%		15.66%		21.50%
PERSHING LLC JERSEY CITY NJ	8.84%		9.94%		11.65%			5.64%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			6.26%		24.98%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA								54.55%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE					5.11%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.19%		8.82%		6.55%
HARTFORD CLIMATE OPPORTUNITIES FUND
ASCENSUS TRUST COMPANY FBO MONKEYBRAINS 401(K) PLAN FARGO ND							21.27%
ATTN MUTUAL FUND ADMIN C/O STATE STREET BANK ID 571 SEI PRIVATE TRUST COMPANY OAKS PA					15.05%
ATTN MUTUAL FUNDS C/O ID 225 SEI PRIVATE TRUST COMPANY OAKS PA					7.95%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA	8.19%										46.21%
CYNTHIA KOCHER CYNTHIA KOCHER TRUSTEE IND (K) SNOQUALMIE WA							8.09%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	63.04%		75.40%	44.03%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA				47.24%		100.00%	70.47%	100.00%	99.79%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA			5.45%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	12.19%				21.88%
PERSHING LLC JERSEY CITY NJ					33.96%						46.19%
SCHRODER US HOLDINGS INC NEW YORK NY				7.68%
SEI PRIVATE TRUST COMPANY C/O CHOATE HALL STEWART ID 747 ATTN MUTUAL FUND ADMINISTRATOR OAKS PA											7.61%
HARTFORD CONSERVATIVE ALLOCOCATION FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	41.97%		16.08%
ELAINE M MARTINELLI TRUSTEE FBO ELAINE MARTINELLI LIVING TRUST WOLCOTT CT					11.13%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA				100.00%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT							52.84%	9.40%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT								83.98%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						89.18%	33.87%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			7.07%		12.04%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	9.51%				8.90%
PERSHING LLC JERSEY CITY NJ	5.50%		10.96%		20.20%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			7.35%		16.13%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA								6.63%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					7.14%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.06%		18.41%		15.88%
HARTFORD CORE EQUITY FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN					7.72%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA									6.98%		29.13%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA						5.83%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA									5.12%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	40.00%			53.03%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							5.54%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							14.12%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY				25.79%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			7.64%		11.72%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			6.05%		7.81%			15.43%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			12.43%		11.31%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	8.45%		8.57%		12.60%			52.54%	18.85%		13.41%
PERSHING LLC JERSEY CITY NJ	5.39%		8.24%		16.41%						23.62%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 00 AMENDED AND RESTATED PROFIT EIGHTY FOUR PA									5.46%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			10.79%		15.43%
SAXON & CO FBO PHILADELPHIA PA											5.61%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						38.13%	22.16%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT							8.02%		24.94%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.43%		21.10%		6.30%
HARTFORD DIVIDEND & GROWTH FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA					17.28%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA									17.69%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA							8.29%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA			5.12%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	62.67%		16.62%	62.81%
HARTFORD CHECKS AND BALANCES FUND WAYNE PA				19.17%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						45.73%	19.48%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			8.74%		6.57%
MASSACHUSETTS MUTUAL INSURACNCE COM SPRINGFIELD MA									7.58%
MATRIX TRUST COMPANY TRUSTEE FBO RADIOLOGY ASSOC OF ALBUQUERQUE, PA DENVER CO							5.80%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL							20.10%	59.28%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY					30.24%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			11.27%		13.08%			5.86%	19.30%		49.42%
PERSHING LLC JERSEY CITY NJ			10.96%		6.90%						6.52%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			9.35%		7.73%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA								11.90%	13.54%
SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 OAKS PA											9.73%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						13.19%	13.30%
THE HARTFORD HARTFORD CT									6.66%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
TIAA, FSB CUST/TTEE FBO GRANDFATHERED HF FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS SAINT LOUIS MO								14.59%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA											7.03%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			11.61%		5.14%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				11.40%
HARTFORD EMERGING MARKETS EQUITY FUND
C/O TIAA-SWP SEI PRIVATE TRUST COMPANY OAKS PA				54.39%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	26.36%		15.06%
FIIOC FBO SOUTHWORTH CHEVROLET INC RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY							6.38%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT											17.25%
HARTFORD GROWTH ALLOCATION FUND WAYNE PA				24.29%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA				14.51%
LINCOLN RETIREMENT SERVICES COMPANY FBO MJHS 403B PLAN FORT WAYNE IN								76.92%
LINCOLN RETIREMENT SERVICES COMPANY FBO MJHS PENSION PLAN FORT WAYNE IN								13.53%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			8.10%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC FRANK P CROSSIN AGNCY INC PSP & TS DENVER CO									5.99%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC PLAINS TOWNSHIP FIREMEN’S PENSION PLAN DENVER CO									12.63%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC WILLIAMSPORT MUNICPL WATER AUTH 45 DENVER CO									10.53%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC WILLIAMSPORT SANITARY AUTHORITY 45 DENVER CO									9.68%
MATRIX TRUST COMPANY CUST FBO EMPLOYEE PROPHET RETIREMENT ACCOUN DENVER CO						11.64%
MID ATLANTIC TRUST COMPANY FBO BAKER & GILMOUR, MD PA 401(K) PROF PITTSBURGH PA									7.33%
MID ATLANTIC TRUST COMPANY FBO BROWN SCHULTZ SHERIDAN & FRITZ RET PITTSBURGH PA							18.39%
MID ATLANTIC TRUST COMPANY FBO MEASUREMENT DRIVEN REHABILITATION PITTSBURGH PA									7.64%
MID ATLANTIC TRUST COMPANY FBO PAN-PACIFIC HOLDINGS CORPORATION S PITTSBURGH PA									26.34%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	53.99%		9.13%		60.66%			5.53%
PERSHING LLC JERSEY CITY NJ											72.87%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			13.72%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						78.06%	65.47%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE					15.75%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					8.65%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD EMRGING MARKET LOCAL DEBT FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											42.38%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	35.27%		7.64%	96.54%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA						100.00%	24.97%	24.78%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	10.10%		28.60%		19.63%
MATRIX TRUST COMPANY TRUSTEE FBO LEVINE LAW GROUP 401(K) PLAN DENVER CO								75.22%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	6.14%		16.35%		37.36%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	5.10%		5.12%		9.47%						49.91%
PERSHING LLC JERSEY CITY NJ	13.86%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER MINNEAPOLIS MN			5.39%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ	7.91%		21.23%		16.18%		75.03%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	8.47%		9.22%		6.04%
HARTFORD EQUITY INCOME FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA								5.37%			17.75%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA			6.96%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA				6.72%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA							5.57%	7.48%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA								7.00%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	67.90%		8.70%	62.11%
ELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA											7.36%
FIIOC FBO JIM KOONS MANAGEMENT COMPANY, INC. COVINGTON KY								15.94%
FIIOC FBO MERCURY EMPLOYEES RETIREMENT INVESTMENT TRUST COVINGTON KY								6.60%
FIIOC FBO SHEEHY ORGANIZATION 401K RETIREMENT PLAN COVINGTON KY								6.27%
FIIOC TTEE FBO RUDOLPH TECHNOLOGIES INC 401K SAVINGS PLAN COVINGTON KY											6.16%
HARTFORD GROWTH ALLOCATION FUND WAYNE PA				6.51%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						46.87%	19.06%
JOHN HANCOCK LIFE INSURANCE COMPANY (USA) BOSTON MA									5.19%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			8.48%		23.56%
MASSACHUSETTS MUTUAL INSURACNCE COM SPRINGFIELD MA									6.91%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						10.72%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			7.65%		5.39%		24.87%	9.49%	8.38%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY					6.97%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			9.53%		17.88%		8.82%	9.86%	24.21%		18.88%
PERSHING LLC JERSEY CITY NJ			10.01%		7.48%						12.24%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 70 LENDMARK 401K PLAN COVINGTON GA							5.06%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			11.40%		15.94%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA									11.58%
THE OZARK TRUST COMPANY - C/C LITTLE ROCK AR											8.13%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			20.34%		8.40%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				12.97%
HARTFORD FLOATING RATE HIGH INCOME FUND
ASCENSUS TRUST COMPANY FBO ROBERT J SAGE FARGO ND						5.57%
C/O UNION BANK ID 797 SEI PRIVATE TRUST COMPANY FBO OAKS PA											11.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA				16.32%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											28.39%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA			7.99%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	27.20%		11.29%	83.38%
FIIOC FBO GEORGE WASHINGTON MEMORIAL PARK PROFIT SHARING 401 (K) PLAN COVINGTON KY							9.10%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO								82.68%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	13.46%		15.10%		6.55%
MATRIX TRUST COMPANY CUST FBO OZARK SCHOOL DISTRICT #14 (AR) 403 DENVER CO						8.54%
MG TRUST COMPANY CUST. FBO LUDINGTON AREA SCHOOL DIST. 403(B) DENVER CO						10.46%
MG TRUST COMPANY CUST. FBO NORTH VALLEY HEALTH CENTER 403(B) DENVER CO						13.31%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL						55.07%	70.92%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			11.02%		26.12%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	11.97%		6.89%		35.41%						23.92%
PERSHING LLC JERSEY CITY NJ			7.50%								6.38%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			12.73%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE					7.06%						24.18%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ	5.39%		14.22%		8.32%		15.82%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD FLOATING RATE FUND
C/O BMO HARRIS SWP SEI PRIVATE TRUST COMPANY OAKS PA				32.88%
C/O FROST BANK TRUST DEPT MUIR & CO 0 SAN ANTONIO TX					6.89%
C/O UNION BANK ID 797 SEI PRIVATE TRUST COMPANY FBO OAKS PA											6.28%
CAMILLE VANDEVANTER DDS PS TTEE FBO CAMILLE VANDEVANTER DDS PS 401K RE C/O FASCORE LLC GREENWOOD VLG CO						5.82%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA				16.60%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											28.15%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA			5.51%
COUNSEL TRUST DBA MATC FBO FAVOR TECHCONSULTING LLC 401 K PROFIT SHARING PLAN & TRUST PITTSBURGH PA						5.62%
DAVID & WILLIAM GOODMAN TTEES FBO INPRO INSURANCE GROUP INC 401K PSP C/O FASCORE LLC GREENWOOD VLG CO							24.86%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	12.94%		6.80%	15.27%
ELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA											9.79%
FIIOC FBO RINGER, HENRY, BUCKLEY & SEACORD PA 401K SVGS PLN COVINGTON KY								16.38%
ING LIFE INSURANCE AND ANNUITY COMPANY WINDSOR CT											5.13%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	6.48%		8.91%			18.65%
MID ATLANTIC TRUST COMPANY FBO KENTEX CORPORATION 401 K PLAN PITTSBURGH PA						5.53%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL	6.19%		10.18%		15.96%		25.95%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	16.02%				10.44%	21.58%
MORI & CO KANSAS CITY MO				15.22%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	9.24%		8.22%	11.57%	16.82%			8.73%			24.13%
PAI TRUST COMPANY INC GEORGE H MCCRIMLISK & COMPANY 401 DE PERE WI							8.54%
PERSHING LLC JERSEY CITY NJ	7.92%		7.33%		6.75%						6.64%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL	6.66%		6.46%		6.86%
RICHARD GREEN TTEE FBO ALLERGY & ASTHMA ASSOC OF PITTSBRG C/O FASCORE LLC GREENWOOD VLG CO							7.91%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ			8.54%		8.17%
VALLEE & CO FBO Y7 C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN: MF MILWAUKEE WI								7.04%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	10.81%		21.48%		8.03%
HARTFORD GLOBAL IMPACT FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											5.68%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	22.36%		11.70%	86.42%
EQUITABLE TRUST COMPANY 0 NASHVILLE TN				11.81%
FIIOC FBO DERIVE TECHNOLOGIES LLC 401K PLAN COVINGTON KY							7.27%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
FIIOC FBO WEST HERR EMPLOYEES RETIREMENT PLA COVINGTON KY								38.79%
FULTON BANK NA FBO TROLA INDUSTRIES INC LANCASTER PA									6.96%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						72.27%	58.39%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	6.05%		10.35%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						11.06%	21.75%
MATRIX TRUST COMPANY CUST FBO TOWNSHIP HIGH SD #113 (IL) 403(B) DENVER CO						5.80%
MID ATLANTIC TRUST COMPANY FBO VANTAGE PARTNERS LLC 401(K) PROFIT PITTSBURGH PA								21.28%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ					67.39%				92.13%		78.07%
PAI TRUST COMPANY INC WILLIAM A CLARK DE PERE WI								30.22%
PERSHING LLC JERSEY CITY NJ	5.33%		5.60%
HARTFORD GLOBAL REAL ASSET FUND
ASCENSUS TRUST COMPANY FBO CTB ENTERPRISES 401K FARGO ND						15.43%
ASCENSUS TRUST COMPANY FBO LISA K RADER 401K PLAN FARGO ND							60.36%
ASCENSUS TRUST COMPANY FBO RANDI INCARDON IND K ASCENSUS TRUST COMPANY FARGO ND						41.93%
ASCENSUS TRUST COMPANY FBO STEPHANIE CROWLEY INDIVIDUAL K 468 22 FARGO ND						23.47%
ATTN MUTUAL FUND OPERATIONS MAC & CO A/C PITTSBURGH PA											26.16%
CAPINCO C/O US BANK NA MILWAUKEE WI					11.79%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA					14.22%						15.38%
COMERICA BANK FBO DINGLE DETROIT MI											8.12%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	43.28%		6.06%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA								7.62%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY					12.47%						11.92%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			14.73%
MATRIX TRUST COMPANY CUST FBO BROOKHAVEN-COMSEWOGUE UFSD 403B DENVER CO								6.22%
MATRIX TRUST COMPANY CUST FBO EASTPORT-SOUTH MANOR CSD (NY) 403B DENVER CO								10.62%
MATRIX TRUST COMPANY CUST FBO SOUTHAMPTON PUBLIC SCHOOLS (NY) 40 DENVER CO								22.34%
MATRIX TRUST COMPANY CUST FBO WESTHAMPTON BEACH UFSD (NY) 403(B) DENVER CO								39.01%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL							39.64%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			8.32%								14.51%
PERSHING LLC JERSEY CITY NJ	8.01%		18.91%		7.65%
PRAYED TO BE FRAMED INC GLENN A KRINGS TRUSTEE IND (K) HAZELWOOD MO						13.53%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL	7.62%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO					36.64%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC											10.16%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	10.31%		19.33%		5.59%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				98.12%
HARTFORD GROWTH ALLOCATION FUND
ASCENSUS TRUST COMPANY FBO PRUST 401K FARGO ND							12.98%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA					6.73%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA				94.43%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.23%		8.89%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA				5.57%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT							6.79%	61.42%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT								38.58%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						87.85%	67.96%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	5.03%		11.47%		8.95%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	9.37%				16.46%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
PERSHING LLC JERSEY CITY NJ	5.38%		5.29%		8.02%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL					27.77%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA							8.08%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			8.60%		14.86%
HARTFORD GROWTH OPPORTUNITIES FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA								5.30%			5.31%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	26.60%		5.61%	75.02%
ELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA											16.99%
FIIOC FBO ADLER POLLOCK & SHEEHAN PC 401K RETIREMENT PLAN COVINGTON KY											5.87%
FIIOC FBO BRAGG INVESTMENT COMPANY INC 401(K PS PLAN COVINGTON KY							7.28%
FIIOC FBO CLEAN ENERGY 401K PLAN COVINGTON KY								21.08%
FIIOC FBO ULTISAT INC 401(K) PLAN COVINGTON KY								9.70%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								8.08%	7.13%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						43.96%	51.79%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			15.77%		29.26%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA									16.49%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			11.91%		21.83%		7.56%	5.99%	6.64%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY					5.67%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			6.11%		7.53%						39.03%
PERSHING LLC JERSEY CITY NJ			8.94%		5.58%			7.05%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 70 LENDMARK 401K PLAN COVINGTON GA								14.84%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			8.47%		7.06%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA									21.67%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						15.89%	7.79%		6.73%
THE HARTFORD HARTFORD CT									17.79%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			18.19%		7.55%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				8.73%
HARTFORD HEALTHCARE FUND
ASCENSUS TRUST COMPANY FBO TICKET VISTA INC 401(K) PLAN 257 FARGO ND									7.21%
CAPITAL BANK & TRUST COMPANY TTEE F US RENAL CARE INC PROFIT SHARING P GREENWOOD VLG CO							10.25%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA				5.33%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	36.79%		14.32%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						28.97%	26.42%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	5.11%		12.24%		22.15%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						10.28%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL					9.97%		8.35%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	6.36%		8.71%	87.50%	14.05%			5.83%	41.20%		62.04%
PERSHING LLC JERSEY CITY NJ	8.49%		13.26%		13.30%						23.86%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL	6.64%		22.30%		18.83%
RELIANCE TRUST COMPANY CUST FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA									32.11%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA								64.74%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						42.40%	28.14%		10.77%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE											6.75%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE			5.59%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO
HARTFORD HIGH YIELD FUND
ANNE BERGER FBO FOREFRONT INC 401(K) PROFIT SHARIN FAIR HAVEN NJ							14.98%
C/O UNION BANK ID #797 SEI PRIVATE TRUST COMPANY FBO OAKS PA					5.83%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA											7.76%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA			5.22%
CHEM-NUT INC TTEE FBO CHEM-NUT INC 401K PSP C/O FASCORE LLC GREENWOOD VLG CO								9.12%
CHRISTOPHER ALAN JONES ALLISON WOOD ALLEN JTWROS WELLESLEY MA					6.01%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	56.68%		8.07%	88.94%
FIIOC FBO ALTAMAHA BANK AND TRUST CO 401(K) PLAN COVINGTON KY							9.25%
FIIOC FBO WEASTEC INC RETIREMENT SAVINGS PLAN COVINGTON KY								36.38%
GREAT WEST TRUST COMPANY LLC EMJAY FBO KCW ENGINEERING TECHNOLO GREENWOOD VILLAGE CO						27.90%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT							9.17%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE HARTFORD CT							9.75%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						19.71%	6.20%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA								40.30%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	6.61%		22.24%		5.41%
MID ATLANTIC TRUST COMPANY FBO ISOMETRIC COMPANIES INC 401(K) PRO PITTSBURGH PA							21.01%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			5.08%								74.27%
PERSHING LLC JERSEY CITY NJ	8.33%		27.27%		35.35%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL					13.17%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA						21.72%	8.47%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO											7.01%
WELLS FARGO BANK NA FBO MINNEAPOLIS MN							10.24%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			10.73%		10.31%
WESLEY T BARTON & ARNOLD WEISS TTEE FBO CENTER FOR PEDIATRIC DENTL CARE P C 401K GREENWOOD VLG CO								5.99%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				10.61%
HARTFORD INFLATION PLUS FUND
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA				27.48%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	24.29%		12.20%	5.21%
FIIOC FBO KINETIC SYSTEMS INC RETIREMENT SAVINGS PLAN COVINGTON KY								27.60%
FIIOC FBO READI SYSTEMS RETIREMENT SAVINGS PLAN COVINGTON KY								13.87%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT							7.19%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						89.26%	53.61%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA				6.00%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			8.33%		5.31%
MID ATLANTIC TRUST COMPANY FBO BAYAREA HYPERBARICS 401(K) PROFIT PITTSBURGH PA								15.83%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			5.33%				5.15%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	6.16%				34.04%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	6.08%		8.68%				8.15%	20.34%			20.25%
PERSHING LLC JERSEY CITY NJ	8.64%		11.55%		20.01%						5.19%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			10.18%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					10.39%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	8.18%		14.53%		9.71%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				52.41%
HARTFORD INTERNATIONAL EQUITY FUND

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA					6.05%
CITY OF MIAMI BEACH OPEB TRUST UAD 09/30/08 SARA C PATINO & FRANK ESTEVEZ & RICHARD J AJAMI TTEES MIAMI BEACH FL				5.51%
CITY OF SAVANNAH GEORGIA OPEB UAD 11/23/15 DAVID F MAXWELL & JENNIFER E LARSON-THOMAS TTEES SAVANNAH GA				12.41%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	42.02%		11.76%	75.70%
ELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA											21.99%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO									21.30%		7.97%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			13.31%		12.86%
MG TRUST CO CUST FBO STILLWATER ISD # 834 403 B PLAN DENVER CO							5.80%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL							5.76%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY					9.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			6.11%		8.28%		12.59%	81.46%	28.88%		15.75%
PERSHING LLC JERSEY CITY NJ	5.41%		9.99%		12.18%						27.74%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 30 SISC BAKERSFIELD CA						17.82%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 71 UNITED REFRIGERATION INC PHILADELPHIA PA									33.08%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			7.75%		15.41%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						8.76%	8.50%				9.69%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE					5.31%
THE HARTFORD HARTFORD CT						47.34%	33.40%
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					8.12%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			11.80%		10.34%
HARTFORD INTERNATIONAL VALUE FUND
ASCENSUS TRUST COMPANY FBO ALAN OPTICAL LTD 401(K) PLAN 2087 FARGO ND							5.61%
ASCENSUS TRUST COMPANY FBO ERIN KUMMER INC 401K PLAN 471886 FARGO ND						6.74%
ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 426397 PITTSBURGH PA				38.57%
ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 551946 PITTSBURGH PA									15.80%
ATTN MUTUAL FUND OPS MAC & CO A/C 694105 PITTSBURGH PA				11.47%
BROADWAY NATIONAL BANK/MOTCO 3 SAN ANTONIO TX											7.77%
C/O MUTUAL FUND TRADING GREAT-WEST TRUST COMPANY LLC TTEE RECORDKEEPING VARIOUS BENEFIT PL N GREENWOOD VLG CO								15.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA			8.65%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA	36.66%										16.31%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA				18.23%
COMERICA BANK FBO DINGLE DETROIT MI									20.61%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA						48.03%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA						34.01%	9.12%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	24.92%			5.44%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT											35.01%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY				9.40%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			5.28%			5.57%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN								21.23%
MITRA & CO FBO 98 DC C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN: MF MILWAUKEE WI									5.83%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL							32.92%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	11.87%		7.58%		69.90%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ				7.13%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			6.89%								11.87%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENF OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ									35.96%
PERSHING LLC JERSEY CITY NJ			16.55%		21.78%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 98 SPRINGFIELD CLINIC LLP 401(K) SPRINGFIELD IL								57.79%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			11.99%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA							43.63%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ			5.75%
WELLS FARGO BANK NA FBO MCF - HARTFORD INT’L VALUE FUND MINNEAPOLIS MN											6.81%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			14.10%
HARTFORD INTERNATIONAL GROWTH FUND
ASCENSUS TRUST COMPANY FBO ALTERNATE SOLUTIONS HEALTHCARE SYS FARGO ND							36.30%
ASCENSUS TRUST COMPANY FBO TIP TOP CANNING COMPANY 401(K) PS 231173 FARGO ND							5.08%
CAPITAL BANK & TRUST CO TTEE FBO SOUTHLAND WINDOWS INC 401K RET SAV C/O FASCORE LLC GREENWOOD VLG CO						5.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA								12.23%			6.07%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	59.20%		13.46%	99.88%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							10.04%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MATRIX TRUST COMPANY CUST. FBO CTI HOSPITALITY INC 401K PLAN DENVER CO						11.54%
MID ATLANTIC TRUST COMPANY FBO INTHOUGHT RESEARCH LLC 401(K) PROF PITTSBURGH PA						6.32%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL						14.15%	34.25%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	6.95%		7.05%		9.21%						67.71%
PERSHING LLC JERSEY CITY NJ			12.70%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			5.10%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER MINNEAPOLIS MN			5.14%
RELIANCE TRUST COMPANY FBO CORBINS ELECT ATLANTA GA									34.83%
RELIANCE TRUST COMPANY FBO HOUSTON HARBAUGH ATLANTA GA									12.03%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						5.46%
STANDARD INSURANCE COMPANY PORTLAND OR								74.68%	24.87%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						15.69%		6.80%	15.36%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			9.14%		64.72%
HARTFORD INTERNATIONAL OPPORTUNITIES FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA					5.53%		7.15%		5.22%		11.20%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA				9.37%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA						6.30%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	72.02%		13.42%	57.82%
HARTFORD GROWTH ALLOCATION FUND WAYNE PA				5.71%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						33.28%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						18.79%	9.41%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL								12.03%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			8.83%		25.92%		14.90%	32.65%	29.27%		40.27%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMT PLANS (NTC-PLNS) C/O IPO PORTFOLIO ACCTING COLUMBUS OH								14.23%
PERSHING LLC JERSEY CITY NJ			12.53%		16.33%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			12.77%		10.23%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA									8.11%
STANDARD INSURANCE COMPANY PORTLAND OR											9.66%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						17.18%	19.47%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS SAINT LOUIS MO									12.06%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					10.47%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			15.08%		5.32%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				19.26%
HARTFORD MIDCAP FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											14.72%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA						8.81%	5.11%	5.60%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA									5.38%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	50.74%		11.42%	70.86%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						19.87%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA											5.89%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY				9.43%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			5.21%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						6.68%	7.59%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL								11.07%	5.12%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			5.70%		20.54%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			5.54%					15.70%	34.32%		26.99%
PERSHING LLC JERSEY CITY NJ			7.61%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 30 CITY OF BERKELEY BERKELEY CA						5.73%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL	6.31%		22.54%		20.62%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA							8.78%
STATE OF SOUTH CAROLINA TRUSTEE FBO STATE OF SOUTH CAROLINA 401K C/O FASCORE LLC GREENWOOD VLG CO									7.02%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						5.40%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					5.90%
WELLS FARGO BANK FBO VARIOUS RETIREEMNT PLANS NC 1151 CHARLOTTE NC								19.31%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.99%		18.82%		35.26%
HARTFORD MIDCAP VALUE FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN					5.94%
ASCENSUS TRUST COMPANY FBO ASSOCIATES IN DIAGNOSTIC RADIOLOGY FARGO ND								38.12%
ASCENSUS TRUST COMPANY FBO HOROVITZ, RUDOY & ROTEMAN PROFIT S FARGO ND						21.15%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	70.35%		34.03%	95.84%
FIIOC FBO MAN-DELL FOOD STORES INC PSP COVINGTON KY							5.27%
FIIOC FBO NEYENESCH PRINTERS INC 401K PROFIT SHARING PLAN COVINGTON KY								48.32%
FIIOC FBO SEGAL MCCAMBRIDGE SINGER & MAHONEY LTD 401K PROFIT SHARING COVINGTON KY											9.78%
FIIOC FBO TRUE PUBLIC RELATIONS INC 401(K) PROFIT SHARING PLAN COVINGTON KY								7.86%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						37.40%	47.62%
JAMES N MORDY VILLANOVA PA					17.26%
LINCOLN RETIREMENT SERVICES COMPANY FBO ALLIED SERVICES 401(K) PLAN FORT WAYNE IN											36.14%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA					12.22%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						11.18%	7.18%
MATRIX AS TTEE FBO SHEET METAL WORKERS UNION LCL 18 PHOENIX AZ											8.90%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL							8.72%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			5.95%		22.26%						19.18%
PERSHING LLC JERSEY CITY NJ			7.83%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 00 PRUDENTIAL SMARTSOLUTION IRA HARTFORD CT											7.57%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			10.00%		20.04%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA						11.77%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA							13.18%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			13.10%		7.26%
HARTFORD MODERATE ALLOCATION FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA				30.09%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	35.42%		9.59%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA				5.41%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT							27.85%	33.03%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT								65.69%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						79.34%	43.41%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			9.79%		8.65%
MARCIA L JONES MARCIA L JONES TRUSTEE IND (K) NEWPORT BEACH CA							8.42%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA							7.35%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY					30.58%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	9.48%		5.92%	60.20%	12.01%
PERSHING LLC JERSEY CITY NJ	6.55%		11.74%		5.48%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			5.37%		14.38%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA						5.97%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE					6.15%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			9.80%		7.11%
HARTFORD MULTI-ASSET INC & GRWTH FUND
ASCENSUS TRUST COMPANY FBO BURNING TREE VENTURES INC 401K & PROFIT SHARING PLAN FARGO ND						15.31%
CAPITAL BANK & TRUST CO FBO C/O FASCORE LLC PEARCE SERVICES LLC 401 PSP GREENWOOD VLG CO						6.44%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											5.94%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	40.54%		10.68%	95.08%
ELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA											25.68%
FIIOC FBO DAVID L ADAMS ASSOCIATES INC PROFIT SHARING PENSION PLAN IR COVINGTON KY							17.81%
FIIOC FBO NITA 401K COVINGTON KY							11.87%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO											7.38%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO									36.59%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA								22.64%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			6.41%			6.93%	10.14%
MATRIX TRUST COMPANY CUST FBO CAJUN CUTTERS INC DENVER CO						10.72%
MATRIX TRUST COMPANY CUST. FBO DEEP SOUTH SALES CONSULTING, LLC DENVER CO						23.51%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY					10.30%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			6.07%		12.00%			17.63%			16.40%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH									56.15%
PERSHING LLC JERSEY CITY NJ	5.75%		8.99%		5.96%						36.17%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			10.94%		34.40%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA							36.94%
SUSAN PATTERSON TTEE VIKKI LENHART TTEE HART & PATTERSON FINANCIAL SERVICE 401(K) PLAN FBO BARBARA A KRAWCZYK AMHERST MA								42.72%
SUSAN PATTERSON TTEE VIKKI LENHART TTEE HART & PATTERSON FINANCIAL SERVICE 401(K) PLAN FBO SUSAN PATTERSON AMHERST MA								8.32%
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					5.57%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.62%		19.07%		14.77%
HARTFORD MULTIFACTOR INTERNATIONAL FUND
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO						14.86%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA				100.00%		85.14%	100.00%	100.00%	100.00%		100.00%
HARTFORD MULTIFACTOR LARGE CAP VALUE FUND
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA				100.00%		100.00%	100.00%	100.00%	100.00%		100.00%
HARTFORD MUNICIPAL OPPORTUNITIES FUND
ARTHUR B & MARGARET G ENGSTROM TRU FBO ARTHUR B ENGSTROM REVOCABLE TR UA 12/01/93 MAPLEWOOD MN											5.05%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA				7.35%							6.30%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	48.12%		16.18%	83.76%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			15.10%		18.65%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	9.54%		8.13%		11.35%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	7.17%			6.51%	9.03%
PERSHING LLC JERSEY CITY NJ			7.73%		16.98%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL					5.94%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ			6.52%		7.86%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	8.58%		22.03%		11.57%						5.20%
HARTFORD MUNICIPAL INCOME FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	90.46%		48.36%	99.88%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			7.16%		9.73%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			14.92%		70.89%
PERSHING LLC JERSEY CITY NJ			22.73%		13.83%
HARTFORD MUNICIPAL SHORT DURATION FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	85.60%		53.24%	100.00%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			17.94%		14.76%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			8.76%		11.90%
PERSHING LLC JERSEY CITY NJ			19.33%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER MINNEAPOLIS MN					16.79%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE					25.51%
TIMOTHY D HANEY MICHELLE A HANEY JTWROS TOD WESTWOOD MA					24.97%
HARTFORD QUALITY VALUE FUND
ASCENSUS TRUST COMPANY FBO LISA GUTTUSO KLENK MD 401K FARGO ND						7.08%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA					8.17%						8.63%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											16.69%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	46.06%		8.85%	97.94%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA									6.18%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						26.24%	74.15%
LINCOLN RETIREMENT SERVICES COMPANY FBO THURSTON SPRINGER 401K PS PLAN FORT WAYNE IN									41.04%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			16.26%		13.94%
MID ATLANTIC TRUST COMPANY FBO ASPEN ELECTRIC, INC. 401(K) PSP PITTSBURGH PA								11.47%
MID ATLANTIC TRUST COMPANY FBO FIXED HVAC SERVICES LLC 401(K) PRO PITTSBURGH PA									13.28%
MID ATLANTIC TRUST COMPANY FBO WEGMAN BROS INC 401(K) PROFIT SHAR PITTSBURGH PA						13.98%
MID ATLANTIC TRUST COMPANY FBO WILSHIRE ENTERPRISES 401(K) PROFIT PITTSBURGH PA								54.63%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			9.64%						39.50%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ					6.08%						57.57%
PERSHING LLC JERSEY CITY NJ			11.91%		19.09%			32.30%			11.09%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL					9.18%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						14.35%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			5.82%
TRITEC COMPANIES TEE FBO TRITEC COMPANIES 401K C/O FASCORE LLC GREENWOOD VLG CO							12.92%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					5.75%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			8.12%		14.00%
HARTFORD SCHRDRS EMERGING MARKETS MULTI-SECTOR BOND FUND
ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 755630 PITTSBURGH PA											100.00%
BLUE CROSS BLUE SHIELD OF MASSACHUSETTS INC RETIREMENT INCOME TRUST BNY MELLON TTEE U/A 2/1/96 BOSTON MA										82.71%
BLUE CROSS BLUE SHIELD OF MASSACHUSSETTS FDN INC BNY MELLON TTEE U/A 9/25/01 BOSTON MA										13.74%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN:MUTUAL FUNDS SAN FRANCISCO CA	15.91%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA				53.11%		37.53%	100.00%	100.00%
IRA FBO BRANDI K LARSEN PERSHING LLC AS CUSTODIAN ROLLOVER ACCOUNT LAKEWOOD OH				46.89%
JOHN SMELTZER FBO RJS ELECTRONICS INC 401(K) PROFIT COLUMBUS OH						62.47%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA					15.99%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	15.10%		7.04%		27.16%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	21.11%
PERSHING LLC JERSEY CITY NJ	18.59%		15.33%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ	9.42%		29.70%		45.04%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			43.90%
HARTFORD SCHRDRS EMERGING MARKETS EQUITY FUND
ATTN MUTUAL FUNDS ADMINISTRATOR C/O UNION BANK ID 797 SEI PRIVATE TRUST COMPANY OAKS PA				6.62%
BAND & CO FBO US BANK NA MILWAUKEE WI				11.71%
BRYAN SCHIFFLER TTEE FBO C/O FASCORE LLC BD SCHIFFLER INC 401K GREENWOOD VLG CO						47.68%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA				43.01%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											8.24%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN:MUTUAL FUNDS SAN FRANCISCO CA	25.86%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO								47.02%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA						16.51%
MID ATLANTIC TRUST COMPANY FBO SEAWOLF CONSTRUCTION CORP 401(K) P PITTSBURGH PA						7.67%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MLPF&S INC JACKSONVILLE FL	19.98%				48.58%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	16.95%		47.59%		31.28%	17.66%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	11.33%			10.54%							78.52%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ										40.88%
NORTHERN TRUST COMPANY CUST FBO INTER-AMERICAN DEVELOPEMENT BANK WASHINGTON DC										8.70%
PERSHING LLC JERSEY CITY NJ			5.87%								7.19%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 88 SCHWABE WILLIAMSON & WYATT P C PORTLAND OR							99.35%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			8.03%
SEI PRIVATE TRUST COMPANY C/O MELLON BANK ID225 ATTN: MUTUAL FUND ADMIN OAKS PA										7.20%
SHAWN FRICKE TTEE FBO C/O FASCORE LLC ALL AROUND CREATIVE DESIGN 401K GREENWOOD VLG CO						6.37%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA								51.46%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ			25.04%		6.30%
WELLS FARGO BANK NA FBO MULTICARE HEALTH - SCHRODER MMKT 11626818 MINNEAPOLIS MN										11.12%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			10.82%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD SCHRDRS INTERNATIONAL MULTI-CAP VALUE FUND
ATTN MUTUAL FUNDS ADMIN C/O M&T BANK/WTC ID337 SEI PRIVATE TRUST COMPANY OAKS PA										10.48%
CAPITAL BANK & TRUST COMPANY TTEE F APPLIED UNDERWRITERS INC RSP GREENWOOD VLG CO							22.83%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA								26.98%			31.87%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN:MUTUAL FUNDS SAN FRANCISCO CA	8.50%				8.62%
COMERICA BANK FBO DINGLE DETROIT MI										5.14%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	43.95%			38.87%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							20.73%
HARTFORD GROWTH ALLOCATION FUND WAYNE PA				9.31%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA								28.07%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA	9.58%
MASSACHUSETTS MUTUAL INSURACNCE COM SPRINGFIELD MA							6.56%
MATRIX TRUST COMPANY TRUSTEE FBO TEXAS ROADHOUSE MANAGEMENT CORP DE PHOENIX AZ								15.88%
MID ATLANTIC TRUST COMPANY FBO ST. LOUIS CONVENTION AND VISITORS PITTSBURGH PA							14.98%
MLPF&S INC JACKSONVILLE FL					8.52%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	13.61%		35.85%		8.84%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ				5.64%	23.26%		5.30%				39.21%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	9.82%									27.02%
OLTRUST & CO - PLANREINVESTREINVEST EVANSVILLE IN								9.63%
PERSHING LLC JERSEY CITY NJ			14.32%		11.19%						11.28%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			19.47%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER ST PETERSBURG FL					7.56%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA										5.91%
SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 OAKS PA					6.91%
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD								7.78%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE											11.14%
THE HARTFORD HARTFORD CT							11.50%
THE TRUST COMPANY OF TENNESSEE KNOXVILLE TN				26.10%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ			6.31%		5.83%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC							7.23%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				7.36%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD SCHRDRS INTERNATIONAL STOCK FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											98.87%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN:MUTUAL FUNDS SAN FRANCISCO CA	10.78%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	63.51%		5.89%	97.59%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							88.00%	43.86%
GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL GREENWOOD VLG CO										6.44%
MARY JO KENNEDY & MICHAEL SAVGE TTE C/O FASCORE LLC PLEIGER PLASTICS CO 401K GREENWOOD VLG CO						11.87%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY CHASE CORPORATION DEFERRED SALARY FOLSOM CA								7.39%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY ELKUS/MANFREDI ARCHITECTS LTD 401( FOLSOM CA								5.29%
MATRIX TRUST COMPANY CUST FBO SUPERIOR FOOD BROKERAGE DENVER CO						10.99%
MATRIX TRUST COMPANY CUST FBO USD #446 INDEPENDENCE (KS) DENVER CO						5.97%
MLPF&S INC JACKSONVILLE FL					7.97%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	9.81%		57.11%		39.10%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	6.44%				14.71%					84.31%
PERSHING LLC JERSEY CITY NJ					8.71%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER MINNEAPOLIS MN					6.34%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						59.17%
TIAA, FSB CUST/TTEE FBO GRANDFATHERED HF FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS SAINT LOUIS MO								39.04%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ			13.44%		6.56%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			7.13%		6.54%
HARTFORD SCHRDRS OPPORTUNISTIC INCOME FUND
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA	100.00%	100.00%			100.00%
SCHRODER US HOLDINGS INC NEW YORK NY										99.20%
HARTFORD SCHRDRS SECURITIZED INCOME FUND
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA	89.09%			100.00%	6.95%						99.72%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL										25.26%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	10.82%		97.15%		52.16%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ					18.81%
SCHRODER US HOLDINGS INC NEW YORK NY										74.53%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					20.90%
HARTFORD SCHRDRS TAX-AWARE BOND FUND

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
BETSY G ABELL TTEE TTEE FBO BETSY G ABELL 1984 GRANTOR TR C/O ALTAZANO MGMT LLC HOUSTON TX										8.55%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	37.49%		30.80%	97.22%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA											5.38%
LLANO RANCH MANAGEMENT INC PARTNERSHIP HOUSTON TX										5.94%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA			6.32%
MLPF&S INC JACKSONVILLE FL					13.66%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			13.64%		11.09%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ					26.84%
PERSHING LLC JERSEY CITY NJ	10.43%		12.68%		10.90%						94.62%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			10.45%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER ST PETERSBURG FL	10.52%				5.46%
THOMAS V FISCHER TRUSTEE FBO THOMAS V FISCHER REVOCABLE TRUST GREENVILLE SC										12.76%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ	24.17%		9.20%		7.88%
WASHINCO MILWAUKEE WI										54.12%
HARTFORD SCHRDRS US MIDCAP OPPPRTUNITIES FUND
AMANDA COLES & TOM PICHA TTEE FBO C/O FASCORE LLC CLASSIC DYESTUFFS INC 401K GREENWOOD VLG CO						6.64%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN					7.01%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT INDIANAPOLIS IN							19.61%
ASCENSUS TRUST COMPANY FBO ANIMAL LEGAL DEFENSE FUND 401(K) R FARGO ND							16.98%
ASCENSUS TRUST COMPANY FBO COMWEB PACKAGING CORP EMPLOYEES FARGO ND								27.06%
ASCENSUS TRUST COMPANY FBO LE BLEU CORPORATION 401(K) RETIREM FARGO ND							16.38%
CAPINCO C/O US BANK NA MILWAUKEE WI										27.51%
CAPITAL BANK & TRUST CO FBO C/O FASCORE AMITRON CORPORATION 401K RP GREENWOOD VLG CO						13.16%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	18.68%			87.39%
ICMA RETIREMENT CORPORATION WASHINGTON DC								9.84%
JEFF SMOLLON TTEE FBO C/O FASCORE LLC UEP NORTHEAST 401K GREENWOOD VLG CO						8.57%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA										5.82%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA			6.44%		6.68%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	5.89%
MATRIX TRUST COMPANY CUST FBO BELLEVILLE SCHOOL DISTRICT # 118 DENVER CO							9.41%
MATRIX TRUST COMPANY CUST FBO SCOTTSDALE BIBLE CHURCH 403(B) PLA DENVER CO								13.99%
MATRIX TRUST COMPANY TRUSTEE FBO DARWILL INC PROFIT SHARING AND SA PHOENIX AZ								38.82%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MLPF&S INC JACKSONVILLE FL					5.49%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	6.18%		16.72%		15.50%	6.84%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ				8.53%						7.28%	87.38%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	21.65%				13.32%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING NTC-PLNS COLUMBUS OH										8.08%
PERFECT OUTPUT OF KANSAS CITY TTEE PERFECT OUTPUT LLC 401K C/O FASCORE LLC GREENWOOD VILLAGE CO						30.97%
PERSHING LLC JERSEY CITY NJ	5.14%		8.54%		8.11%						5.71%
PETER B CLARKE & MICHELLE PLOTKIN T C/O FASCORE LLC PRODUCT VENTURES LTD 401K GREENWOOD VLG CO						20.23%
PHILLIP BEDNAREK TTEE FBO C/O FASCORE LLC FULLER SUPPLY COMPANY PSP GREENWOOD VLG CO							24.71%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			13.79%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER ST PETERSBURG FL					10.08%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA										23.34%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE					6.18%
VANGUARD FIDUCIARY TRUST COMPANY K14 ATTN OUTSIDE FUNDS VALLEY FORGE PA										8.44%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	13.92%		33.96%		12.74%
HARTFORD SCHRDRS US SMALL CAP OPPORTUNITIES FUND
ALERUS FINANCIAL FBO RYDELL CHEVROLET, INC. EMPLOYEE SA SAINT PAUL MN							40.71%
CAPITAL BANK & TRUST COMPANY TTEE F RICHLAND COUNTY BANK SAVINGS & RET GREENWOOD VLG CO						8.85%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA										26.33%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA					20.98%
DEL JEAN NASH TTEE FBO C/O FASCORE LLC H & B COMMUNICATIONS INC PSP 401K GREENWOOD VLG CO							41.79%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	22.78%			99.25%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA							6.33%	6.06%
JOE BARRON & NICK SCHEITLIN TTEE FB C/O FASCORE WINDSOR GYMNASTICS 401K GREENWOOD VLG CO						23.71%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA					6.21%
MATRIX TRUST COMPANY CUST FBO BROOKHAVEN-COMSEWOGUE UFSD 403B DENVER CO								6.22%
MATRIX TRUST COMPANY CUST FBO EASTPORT-SOUTH MANOR CSD (NY) 403B DENVER CO								11.60%
MATRIX TRUST COMPANY CUST FBO SOUTHAMPTON PUBLIC SCHOOLS (NY) 40 DENVER CO								18.98%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MATRIX TRUST COMPANY CUST FBO ST LOUIS ASSOCIATION OF REALTORS 4 DENVER CO						5.16%
MATRIX TRUST COMPANY CUST FBO WESTHAMPTON BEACH UFSD (NY) 403(B) DENVER CO								35.96%
MID ATLANTIC TRUST COMPANY FBO BOSTON GOURMET CHEFS INC PITTSBURGH PA							9.09%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.08%		5.15%			15.03%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ										44.43%	96.63%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	10.25%				14.17%
PERSHING LLC JERSEY CITY NJ	10.41%		16.16%		7.15%			7.87%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			28.83%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER ST PETERSBURG FL					10.09%
STEVE ZOTO FBO ZOTOS INC 401(K) PROFIT SHARING PL LEXINGTON PA						32.55%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE	5.10%				9.92%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ	9.27%
VOYA INSTITUTIONAL TRUST CUST FBO VOYA INSTITUTIONAL TRUST WINDSOR CT										26.10%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.73%		34.87%		5.04%
HARTFORD SCHRODERS CHINA A FUND

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA	94.79%		95.70%	100.00%	97.77%						100.00%
SCHRODER US HOLDINGS INC NEW YORK NY										100.00%
HARTFORD SHORT DURATION FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN					5.65%
ASCENSUS TRUST COMPANY FBO FRANCISCO ENTERPRISES INC 401K PLA FARGO ND						9.14%
C/O GWP US ADVISORS SEI PRIVATE TRUST COMPANY OAKS PA											11.43%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA									12.20%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	49.73%		11.60%	95.96%
FRONTIER TRUST COMPANY FBO WINICKI LAW FIRM INDIVIDUAL 401K P FARGO ND						43.38%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA									87.80%
LAWRENCE BRIAN MILLER DEFINED BENEFIT PENSION PLAN ACCT OF LAWRENCE BRIAN MILLER CLAFLIN KS							43.05%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			6.37%		8.43%	7.20%
MATRIX TRUST COMPANY CUST FBO ESSDACK CONSORTIUM 403B/RET PLAN PHOENIX AZ								65.84%
MATRIX TRUST COMPANY TRUSTEE FBO DOUGLAS EDEN PHILLIPS DERUYTER & STANYER PS 401K/PSP PHOENIX AZ								18.51%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			6.58%		18.17%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			9.19%		17.92%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			7.32%		10.67%						55.64%
PERSHING LLC JERSEY CITY NJ			5.24%		6.45%		25.01%				6.81%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			6.35%		11.39%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						15.05%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE											19.04%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.57%		24.42%		9.59%
WILLIAM J MILLER DEFINED BENEFIT PENSION PLAN ACCT OF ACCT OF WILLIAM J MILLER CLAFLIN KS							23.41%
HARTFORD SMALL CAP GROWTH FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA							15.93%	5.35%			12.78%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA				50.66%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK DES MOINES IA											5.02%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	9.54%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						11.97%	5.38%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA									14.61%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			5.66%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MID ATLANTIC TRUST COMPANY FBO AMERICAN TRUST RETIREMENT PITTSBURGH PA									17.98%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			5.20%		72.19%
MORI & CO KANSAS CITY MO				6.34%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	5.08%		7.86%				22.10%	6.32%	36.10%		52.30%
PERSHING LLC JERSEY CITY NJ			7.40%		8.60%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 30 AUSTIN BANK EMPLOYEE’S JACKSONVILLE TX						28.73%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 76 VODAFONE US RETIREMENT PLAN DENVER CO								6.55%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			7.59%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA							8.35%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA								31.27%
ROBERT PARMELEE TTEE FBO PHILLIPS PRATT & MCFARLAND PSC 401 C/O FASCORE LLC GREENWOOD VILLAGE CO						6.07%
SEI PRIVATE TRUST COMPANY C/O FIRST HORIZON ID 683 OAKS PA											6.91%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						7.21%	13.53%
T ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD								25.91%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ			30.78%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC							5.05%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			7.23%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				36.93%
HARTFORD SMALL CAP VALUE FUND
ASCENSUS TRUST COMPANY FBO MY PLASTIC SURGERY GROUP-SANDO & A FARGO ND						36.50%
CHAPLIN L LIU MD PROFIT SHARING PLAN CHAPLIN L LIU & CAROL LIU TTEES UA DTD 12/30/1993 SAN LEANDRO CA						6.45%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.22%		9.72%
FIIOC FBO ENERGY CONTROL LLC RHD MECHANICAL 401K PS PLAN COVINGTON KY						6.37%
FIIOC FBO EXECUTIVE CATERERS AT LANDERHAVEN INC 401K PROFIT SHARHING PLAN COVINGTON KY						6.02%
FIIOC FBO P.C. MECHANICAL INC. 401K PS PLAN COVINGTON KY						21.84%
HARTFORD CONSERVATIVE ALLOCATION FUND WAYNE PA				6.15%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA								100.00%	5.13%
HARTFORD GROWTH ALLOCATION FUND WAYNE PA				60.19%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA				29.32%
JANNEY MONTGOMERY SCOTT LLC A/C 1990-7420 DANIEL E CUNNINGHAM (SEP-IRA) PHILADELPHIA PA											7.02%
JANNEY MONTGOMERY SCOTT LLC A/C GORDON K YOUNG (SIMPLE-IRA) PHILADELPHIA PA											13.18%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	6.22%		9.79%		6.79%
MATRIX TRUST COMPANY CUST FBO HANNIBAL CSD (NY) 403(B) PLAN DENVER CO							11.51%
MATRIX TRUST COMPANY CUST FBO LAKE CHELAN COMMUNITY HOSPITAL 457 DENVER CO							5.78%
MATRIX TRUST COMPANY CUST FBO SOUTH COLONIE CSD 403(B) PLAN DENVER CO							24.51%
MICHAEL TAYLOR MICHAEL TAYLOR TRUSTEE IND (K) OMAHA NE						11.62%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL							46.74%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	6.26%				23.59%						18.56%
PERSHING LLC JERSEY CITY NJ	7.34%		13.37%		26.62%						51.63%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL					11.63%
ROB TYLER TTEE FBO C/O FASCORE LLC THOMPSON PHARMACY 401K PSP GREENWOOD VLG CO									17.75%
SEAN M KAMMANN VILLANOVA PA					6.60%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA									77.13%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			5.04%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					6.15%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			8.81%		10.53%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD SMALL COMPANY FUND
ASCENSUS TRUST COMPANY FBO VALLEY PETROLEUM INC PROFIT SHARI 216867 FARGO ND									6.52%
BERKES CRANE ROBINSON & SEL LLP TTE BERKES CRANE ROBINSON & SEL LLP 40 C/O FASCORE LLC GREENWOOD VLG CO							8.26%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA								25.30%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA			5.90%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	61.52%		23.11%	71.73%
HARTFORD GROWTH ALLOCATION FUND WAYNE PA				13.56%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						69.75%	45.97%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA				6.47%
ICMA RETIREMENT CORPORATION WASHINGTON DC								24.83%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			8.13%		7.48%
MATRIX TRUST COMPANY CUST FBO GIDDINGS & ASSOCIATES LTD DENVER CO									35.42%
MATRIX TRUST COMPANY CUST. FBO ADAMS, BROWN, BERAN AND BALL CHART DENVER CO							6.04%
MG TRUST CO CUST FBO JACKSON RENFRO & ASSOCIATES PROFIT DENVER CO								11.32%
MID ATLANTIC TRUST COMPANY FBO AESTHETIC PLASTIC SURGERY CENT 401 PITTSBURGH PA									9.27%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MID ATLANTIC TRUST COMPANY FBO ESCALON MEDICAL CORPORATION 401(K) PITTSBURGH PA									7.55%
MID ATLANTIC TRUST COMPANY FBO PEARSON WALL SYSTEMS INC 401(K) PR PITTSBURGH PA									25.05%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			5.52%		44.02%			24.78%			34.48%
PERSHING LLC JERSEY CITY NJ			18.58%		5.31%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL					6.07%
RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM ATLANTA GA								5.34%
SAXON & CO FBO PHILADELPHIA PA											5.01%
SAXON & CO FBO PHILADELPHIA PA											41.89%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ					7.86%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC							10.34%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO					12.07%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				6.32%
HARTFORD STRATEGIC INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN					40.99%
ASCENSUS TRUST COMPANY FBO KENDALL WELDEN LLC 401K PLAN FARGO ND						7.76%
ASCENSUS TRUST COMPANY FBO ROL USA, INC. 401(K) PLAN FARGO ND						7.30%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO CA					5.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA					8.98%			16.97%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA			7.73%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA				22.55%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	42.99%		5.81%	13.87%
FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN COVINGTON KY							93.21%
HARTFORD CONSERVATIVE ALLOCATION FUND WAYNE PA				5.97%
HARTFORD GROWTH ALLOCATION FUND WAYNE PA				5.47%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA				9.71%
ING LIFE INSURANCE AND ANNUITY COMPANY WINDSOR CT									9.51%
KENNETH MORRIS TTEE FBO C/O FASCORE FIRST CHOICE BENEFITS INC 401K GREENWOOD VLG CO									11.04%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA	5.32%		7.39%		6.30%	15.32%
MATRIX TRUST COMPANY CUST. FBO CITY OF ABERDEEN (WA) 457(B) PLAN DENVER CO						6.90%
MID ATLANTIC TRUST COMPANY FBO CENTRAL STATES INDUSTRIAL EQUIP & PITTSBURGH PA									11.55%
MID ATLANTIC TRUST COMPANY FBO ESET LLC PITTSBURGH PA									8.88%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL								8.45%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ	6.64%		7.45%		8.79%			59.56%			44.16%
PAI TRUST COMPANY INC OA TAX PARTNERS, LTD 401(K) P/S PL DE PERE WI						13.90%
PERSHING LLC JERSEY CITY NJ	13.10%		9.83%		5.53%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 00 ATLANTIC UNION BANKSHARES CORP RUTHER GLEN VA									35.84%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL	5.40%		14.66%		5.14%
SAXON & CO FBO PHILADELPHIA PA											37.59%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						24.23%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE					5.11%
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ			5.70%
UMB BANK NA CUST FBO PLANMEMBER CARPINTERIA CA						9.11%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.68%		25.47%		5.03%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				42.12%
HARTFORD TOTAL RETURN BOND FUND
ATTN MUTUAL FUND ADMIN C/O STATE STREET BANK ID 571 SEI PRIVATE TRUST COMPANY OAKS PA				8.48%
BRYAN FALDER & CHRIS FALDER TTEE FB FALDER PSP C/O FASCORE LLC GREENWOOD VILLAGE CO						11.17%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CAPITAL BANK & TRUST CO TRUSTEE FBO BURDG DUNHAM & ASSOC CONST CORP PS C/O FASCORE LLC GREENWOOD VLG CO						8.05%
CAPITAL BANK & TRUST COMPANY TTEE F LG EVERIST INC 40K PLAN GREENWOOD VLG CO							12.28%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA											52.35%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA				6.69%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK OMNIBUS DES MOINES IA									5.25%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	81.76%		33.70%	72.66%
GREAT-WEST TRUST COMPANY LLC TTEE F TRIHEALTH 401K RETIREMENT SAVINGS GREENWOOD VLG CO									30.75%
GREAT-WEST TRUST COMPANY LLC TTEE F TRIHEALTH 403B VOLUNTARY SAVINGS P GREENWOOD VLG CO									12.91%
GREAT-WEST TRUST COMPANY LLC TTEE F TRIHEALTH INC EXECUTIVE 457B GREENWOOD VLG CO									7.17%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT GOVERNMENT BUSINESS HARTFORD CT								16.81%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT								26.22%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS ATTN: UIT OPERATIONS HARTFORD CT						44.17%	56.51%
ICMA RETIREMENT CORPORATION WASHINGTON DC								47.19%
MACKIE SHEA DURNING PC TRUSTEE FBO MACKIE SHEA DURNING PC 401K PSP C/O FASCORE LLC GREENWOOD VILLAGE CO							7.18%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MITRA & CO FBO NG C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN: MF MILWAUKEE WI									6.29%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL					13.91%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			5.29%		21.53%				10.86%		32.80%
PERSHING LLC JERSEY CITY NJ			6.03%		9.89%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			17.55%		40.19%
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD									9.64%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			5.99%		7.06%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA				9.02%
HARTFORD WORLD BOND FUND
AMERICAN UNITED LIFE INS CO UNIT INVESTMENT TRUST INDIANAPOLIS IN							94.99%
ASCENSUS TRUST COMPANY FBO MICHAEL J BRIDGE PHD 401(K) / PSP FARGO ND						8.42%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
ASCENSUS TRUST COMPANY FBO SIERRA ENERGY MANAGEMENT - COMPANY FARGO ND						9.34%
C/O MUTUAL FUND TRADING GREAT-WEST TRUST COMPANY LLC TTEE RECORDKEEPING FOR VARIOUS BENEFIT GREENWOOD VLG CO									5.21%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS SAN FRANCISCO CA	6.72%								8.45%		19.31%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	56.69%		11.18%	79.68%
HEEKIN MALIN & WENZEL PA TTEE FBO C/O FASCORE LLC HEEKIN MALIN & WENZEL PA PSP GREENWOOD VLG CO						24.54%
LINCOLN RETIREMENT SERVICES COMPANY FBO CVHP RETIREMENT PLAN FORT WAYNE IN									9.71%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING SAN DIEGO CA			13.83%		6.82%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY HUBBELL INCORPORATED EXECUTIVE DEF FOLSOM CA								5.67%
MATRIX TRUST COMPANY CUST FBO TRUSTEES OF PIMA FEDERAL CREDIT UN DENVER CO								10.36%
MATRIX TRUST COMPANY CUST FOR SIMS GROUP USA HOLDINGS CORPORATIO PHOENIX AZ								7.89%
MATRIX TRUST COMPANY CUST. FBO LEBANON COMMUNITY SCHOOL CORPORATI DENVER CO						14.80%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE FL			8.40%		9.91%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY			9.79%		12.48%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ			6.78%		13.76%	20.11%		54.29%	29.94%		31.11%

Fund Name/Shareholder	Class A	Class A2	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
PERSHING LLC JERSEY CITY NJ			6.96%		22.95%						25.31%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER ST PETERSBURG FL			7.19%		10.39%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE	12.87%										19.73%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS SAINT LOUIS MO									6.60%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ			5.82%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO			21.91%		5.57%

Fund Name/Shareholder	Class IA	Class IB	Class IC
HARTFORD BALANCED HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	9.29%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	44.23%	72.57%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	32.42%	25.78%
HARTFORD CAPITAL APPRECIATION HLS FUND
AXA EQUITABLE LIFE SEPARATE ACCOUNT -70 NEW YORK NY			56.43%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	11.09%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	42.12%	66.45%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	27.17%	24.89%
THE LINCOLN NATIONAL LIFE INS CO FORT WAYNE IN			41.53%
HARTFORD DISCIPLINED EQUITY HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	12.70%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	48.32%	75.44%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	21.27%	20.19%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	9.94%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	6.37%
HARTFORD GLOBAL GROWTH HLS FUND
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	31.10%	68.98%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	15.94%	19.08%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	21.63%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	9.78%

Fund Name/Shareholder	Class IA	Class IB	Class IC
HARTFORD GROWTH OPPORTUNITIES HLS FUND
AXA EQUITABLE LIFE SEPARATE ACCOUNT -70 NEW YORK NY			100.00%
NATIONAL FINANCIAL SERVICES LLC FBO THE EXCL BENEFIT OF OUR CUST ATTN MF DEPT 4TH FL JERSEY CITY NJ	13.20%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	7.07%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	22.25%	58.99%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	10.30%	15.98%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	29.35%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	14.43%
HARTFORD HEALTHCARE HLS FUND
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	21.87%	55.96%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	16.67%	9.74%
HARTFORD HIGH YIELD HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	11.26%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	52.85%	77.37%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	26.89%	16.32%
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
CHARLES SCHWAB BANK FBO ALLSCRIPTS RETIREMENT SAVINGS PLAN PHOENIX AZ		17.46%
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS OTHER COVINGTON KY	11.41%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVING PLAN 401K WESTWOOD MA	9.12%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	8.99%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	28.70%	63.52%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	14.52%	16.77%
HARTFORD MIDCAP GROWTH HLS FUND
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	42.75%	79.22%

Fund Name/Shareholder	Class IA	Class IB	Class IC
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	21.25%	20.78%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	21.15%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	13.62%
HARTFORD MIDCAP HLS FUND
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS OTHER COVINGTON KY	13.12%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCTING COLUMBUS OH	6.57%
STATE STREET BANK AND TRUST AS TRUSTEE FBO ALLY FINANCIAL INC RETIREMENT SAVINGS PLAN 401K QUINCY MA	5.49%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVING PLAN 401K WESTWOOD MA	6.09%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	7.38%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	11.12%	38.13%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	7.09%	7.16%
HARTFORD MIDCAP VALUE HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	9.48%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	44.10%	79.17%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	26.80%	20.83%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	11.63%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	6.91%
HARTFORD SMALL COMPANY HLS FUND
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS OTHER COVINGTON KY	6.63%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	16.35%

Fund Name/Shareholder	Class IA	Class IB	Class IC
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	36.92%	57.39%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	20.28%	23.40%
HARTFORD SMALLCAP GROWTH HLS FUND
MAC & CO A/C 481251 ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA		45.61%
MERRILL LYNCH FBO RETIREMENT PLANS JACKSONVILLE FL	15.93%
NATIONAL FINANCIAL SERVICES LLC FBO THE EXCL BENEFIT OF OUR CUST ATTN MF DEPT 4TH FL JERSEY CITY NJ	41.47%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	8.22%	10.50%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	5.16%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	10.29%
VOYA INSTITUTIONAL TRUST COMPANY AS CUST FOR CITY OF LOS ANGELES DEFERRED COMPENSATION PLAN CITY HALL EMPLOYEE BENEFITS OFFICE LOS ANGELES CA		34.88%
HARTFORD STOCK HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	13.67%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	39.29%	68.15%
TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCNT ILIF REG HARTFORD CT	5.06%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	29.41%	27.99%
HARTFORD TOTAL RETURN BOND HLS FUND
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVING PLAN 401K WESTWOOD MA	8.76%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	10.10%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	48.45%	62.36%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	19.56%	27.67%
HARTFORD ULTRASHORT BOND HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	16.36%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	48.86%	50.49%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	22.00%	18.40%
HARTFORD US GOVERNMENT SECECURITIES HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	6.63%

Fund Name/Shareholder	Class IA	Class IB	Class IC
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	50.19%	80.39%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	31.28%	19.61%
HARTFORD VALUE HLS FUND
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS OTHER COVINGTON KY	12.65%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	5.39%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	43.51%	77.50%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	19.80%	18.07%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	7.46%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	5.09%

Fund Name/Shareholder	Percent Owned
Developed Markets (ex-US) ETF
National Financial Services Corporation, New York, NY	19.45%
TD Ameritrade Clearing, Inc., Omaha, NE	16.50%
Morgan Stanley Smith Barney LLC, Jersey City, NJ	11.71%
Charles Schwab & Co., Inc., San Francisco, CA	8.58%
American Enterprise Investment Services Inc., Minneapolis, MN	6.42%
Merrill Lynch, Pierce, Fenner & Smith Inc., New York, NY	5.58%
LPL FINANCIAL CORPORATION, San Diego, CA	5.48%
Raymond James & Associates, Inc., St. Petersburg, FL	5.12%

Diversified International ETF
JP MORGAN CHASE BANK NATIONAL ASSOCIATION, Dallas, TX	40.00%
J.P. Morgan Securities LLC/JPMC, New York, NY	39.36%
12.57%

Emerging Markets ETF
Charles Schwab & Co., Inc., San Francisco, CA	32.43%
Merrill Lynch, Pierce, Fenner & Smith Inc., New York, NY	21.52%
National Financial Services Corporation, New York, NY	13.46%
U.S. Bank N.A., Milwaukee, WI	8.22%
State Street Bank and Trust Company, North Quincy, MA	6.12%
LOW VOLATILITY US EQUITY ETF

Fund Name/Shareholder	Percent Owned
JP MORGAN CHASE BANK NATIONAL ASSOCIATION Dallas, TX	48.00%
BOFA Securities, Inc., New York, NY	21.54%
LPL FINANCIAL CORPORATION, San Diego, CA	10.04%
Merrill Lynch, Pierce, Fenner & Smith Inc., New York, NY	7.32%

REIT ETF
BOFA Securities, Inc., New York, NY	36.02%
LPL FINANCIAL CORPORATION, San Diego, CA	18.69%
National Financial Services Corporation, New York, NY	18.15%
Merrill Lynch, Pierce, Fenner & Smith Inc., New York, NY	10.73%
Pershing LLC, Jersey City, NJ	5.09%

Small Cap ETF
Charles Schwab & Co., Inc., San Francisco, CA	44.71%
Merrill Lynch, Pierce, Fenner & Smith Inc., New York, NY	12.43%
TD Ameritrade Clearing, Inc., Omaha, NE	11.38%
National Financial Services Corporation, New York, NY	9.81%
LPL FINANCIAL CORPORATION, San Diego, CA	8.41%

US Equity ETF
State Street Bank and Trust Company, North Quincy, MA	30.93%
Raymond James & Associates, Inc. St. Petersburg, FL	12.91%
Charles Schwab & Co., Inc., San Francisco, CA	12.07%

Fund Name/Shareholder	Percent Owned
National Financial Services Corporation, New York, NY	11.00%
American Enterprise Investment Services Inc., Minneapolis, MN	5.27%
LPL FINANCIAL CORPORATION, San Diego, CA	5.22%

Core Bond ETF
State Street Bank and Trust Company, North Quincy, MA	69.35%
BOFA Securities, Inc., New York, NY	5.94%
Charles Schwab & Co., Inc., San Francisco, CA	5.05%
BB&T Securities, LLC Richmond, VA	5.04%

Municipal Opportunities ETF
National Financial Services Corporation, New York, NY	38.46%
TD Ameritrade Clearing, Inc., Omaha, NE	20.10%
Charles Schwab & Co., Inc., San Francisco, CA	9.55%
Raymond James & Associates, Inc., St. Petersburg, FL	7.13%
LPL FINANCIAL CORPORATION, San Diego, CA	5.81%
Pershing LLC, Jersey City, NJ	5.25%

Tax-Aware Bond ETF
The Bank of New York Mellon/Wealth Management, New York, NY	41.46%
JP MORGAN CHASE BANK NATIONAL ASSOCIATION, Dallas, TX	28.26%
TD Ameritrade Clearing, Inc., Omaha, NE	21.14%
National Financial Services Corporation, New York, NY	6.42%

Fund Name/Shareholder	Percent Owned
Short Duration ETF
State Street Bank and Trust Company, North Quincy, MA	69.35%
BOFA Securities, Inc., New York, NY	5.94%
Charles Schwab & Co., Inc., San Francisco, CA	5.05%
BB&T Securities, LLC, Richmond, VA	5.04%
Total Return Bond ETF
State Street Bank and Trust Company, North Quincy, MA	71.74%
LPL FINANCIAL CORPORATION, San Diego, CA	8.59%
TD Ameritrade Clearing, Inc., Omaha, NE	5.64%

Appendix M: Fees Paid to the Funds’ Independent Registered Public Accounting Firm

At a meeting held on November 5-7, 2019, the Audit Committee and the Board considered the selection of the Funds’ independent registered public accounting firm (the “Auditor”). At the meeting, the Audit Committee selected PricewaterhouseCoopers LLP (“PwC”) to serve as the Funds’ Auditor and recommended that the Board take similar action. At the same meeting, the Board approved the selection of PwC to serve as the Funds’ Auditor beginning with the annual audit of Exchange-Traded Trust for the fiscal year ended on July 31, 2020.

Prior to the selection of PwC as the Funds’ Auditor, Ernst & Young LLP (“EY”) served as the Funds’ Auditor. Accordingly, the fees shown in the table below reflect the fees paid to EY for the services and time periods indicated.

The following table sets forth the amount EY billed the Funds for professional services rendered by EY for the two fiscal years indicated in the table and certain other information.

Fund	Fiscal Year Ended	Audit Fees[1]	Audit Related Fees[2]	Tax Fees[3]	Total Fees for Services Provided to Fund	All other Fees[4]
HMF	10/31/2018	$923,500	$32,500	$279,843	$1,235,843	-
	10/31/2019	$891,000	$34,000	$275,931	$1,200,931	-
HMF II	10/31/2018	$230,500	$30,000	$166,921	$427,421	-
	10/31/2019	$276,500	-	$98,573	$375,073	-
HLS	12/31/2018	$352,500	-	$75,258	$427,758	-
	12/31/2019	$352,500	-	$79,325	$431,825	-
HLS II	12/31/2018	$110,000	-	$19,005	$129,005	-
	12/31/2019	$110,000	-	$20,109	$130,109	-
Lattice Trust	9/30/2018	$112,000	-	$69,713	$181,713	-
	9/30/2019	$112,000	-	$85,817	$197,817	-
Exchange-Traded Trust	7/31/2018	$90,000	-	$18,500	$108,500	-
	7/31/2019	$88,000	-	$48,000	$136,000	-
Interval Fund	10/31/2018	-	-	-	-	-
	10/31/2019	-	$20,000	-	$20,000	-

The Audit Committee has approved 100% of the services listed in the table above. The aggregate non-audit fees billed by EY for services rendered to the Funds are shown above in the column titled “All Other Fees.”

The aggregate non-audit fees billed by EY for services rendered to Hartford Funds Management for the past two fiscal years were:

Fiscal Year Ended	Non-Audit Fees	Fiscal Year Ended	Non-Audit Fees
July 31, 2018	-	July 31, 2019	-
September 30, 2018	-	September 30, 2019	-
October 31, 2018	$40,000	October 31, 2019	-
December 31, 2018	-	December 31, 2019	-

[1]	Consists of fees for audits of the Funds’ annual financial statements.

[2]	Consists of fees for assurance and related services reasonably related to the audits of each Fund’s financial statements, but which are not included in the amount for “Audit Fees.”

[3]	Consist of fees for tax compliance and tax reporting. Fees for the past two fiscal years consisted of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC.

[4]	Any fees for services provided for each Fund not included in the previous columns.

Other than the fees discussed above, as well as the fees related to audit, audit-related, and tax service, EY did not bill any fees for services rendered to entities controlling, controlled by, or under common control with Hartford Funds Management for the past two fiscal years.

The Funds’ Audit Committees have adopted pre-approval policies and procedures, which are included as part of the Audit Committee Charter (the “Pre-Approval Procedures”), which generally provide that the Funds’ Audit Committees must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to each Fund or to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund if the engagement relates directly to operations and financial reporting of each Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. The Audit Committee has approved all of the services listed in the table above.

The Audit Committee has delegated pre-approval authority to its Chair, subject to certain limits set forth in the Pre-Approval Procedures. The Chair will report any pre-approval to the Audit Committee at their next scheduled meetings. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved levels set forth in the Pre-Approval Procedures require specific pre-approval by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services rendered to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund is compatible with maintaining the independent registered public accounting firm’s independence and has discussed PwC’s independence with Hartford Funds Management and PwC.

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

Lattice Strategies Trust

Hartford Funds Exchange-Traded Trust

Hartford Schroders Opportunistic Income Fund

(collectively, the “Funds”)

AUDIT COMMITTEE CHARTER

1.	Membership

The Audit Committee shall be composed of at least three Directors/Trustees as appointed by the Board of Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b)	each of whom shall not accept any consulting, advisory, or other compensatory fee from the Funds (other than fees for serving on the Board of Directors/Trustees or any committee thereof) or have any other relationship to the Funds that may interfere with the exercise of such person’s independence from the Funds and Fund management;

(c)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is an “audit committee financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002.1 The Board of Directors/Trustees shall appoint one member of the Audit Committee as chairperson of the Audit Committee.

2.	Purposes and Scope

The purposes and scope of responsibilities of the Audit Committee are:

(a)	to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the service providers;

[1]	Audit committee financial experts shall not be subject to any duties, obligations or liability that are greater than those imposed on other members of the Audit Committee and the Board of Directors/Trustees. Moreover, a person determined to be an audit committee financial expert shall not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended.

(b)	to act as liaison between the Funds’ independent registered public accounting firm (“Independent Auditor”) and the full Board of Directors/Trustees; and

(c)	to assist the Board in its oversight of:

(i)	the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof;

(ii)	the Funds’ compliance with legal and regulatory requirements;

(iii)	the qualifications and independence of the Funds’ Independent Auditor; and

(iv)	the performance of the internal audit function related to the Funds and the performance of the Independent Auditor.

The Audit Committee shall report regularly to the Board of Directors/Trustees with respect to the matters described in Section 3 of this Audit Committee Charter. The Funds’ Independent Auditor shall report directly to the Audit Committee.

3.	Duties and Responsibilities

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To select, retain or replace the Independent Auditor (subject to ratification by the Independent Directors/Trustees and, if applicable, to ratification by Fund shareholders as may be required by Section 32(a) of the Investment Company Act of 1940) and, in connection therewith, to evaluate the independence of the Independent Auditor as defined by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC (including whether the Independent Auditor provides any consulting services to the adviser or its affiliates), and to receive the Independent Auditor’s specific representations as to its independence. The Audit Committee will continue its current practice of seeking the input of management on issues pertaining to the selection, retention or termination of the Independent Auditor.

(b)	To compensate and oversee the work of the Independent Auditor (including resolution of disagreements between management and the Independent Auditor regarding financial reporting).

(c)	To meet with the Funds’ Independent Auditor:

(i)	to review the arrangements for and scope of the annual audit and any special audits;

(ii)	to set hiring policies for employees or former employees of the Independent Auditor;

(iii)	to discuss any matters of concern relating to the Funds’ financial statements, including any material adjustments to such statements recommended by the Independent Auditor, or other results of such audit(s);

(iv)	to review problems or difficulties identified by the Independent Auditor and management’s response;

(v)	to consider the Independent Auditor’s comments with respect to the Funds’ financial policies, procedures and internal accounting and financial statement controls and management’s responses thereto;

(vi)	to review the opinion the Independent Auditor renders to the Board and shareholders; and

(vii)	to review the results of internal audits of areas that impact the Funds.

(d)	To consider, in consultation with the Independent Auditor, (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor; and (iii) any other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences.

(e)	To approve in advance (i) all audit services to be provided by the Independent Auditor to a Fund and (ii) all permissible non-audit services[2] to be provided by the Independent Auditor to a Fund, the Fund’s investment adviser, and the Service Affiliates[3] if the engagement relates directly to the operations and financial reporting of the Fund, except for permissible non-audit services provided under a de minimis exception[4] under applicable law or regulation. The Committee may delegate the authority to grant such preapprovals to one or more designated members of the Committee, if the Committee so chooses. Any pre-approval determination of a delegate shall be presented to the full Audit Committee at its next meeting. The Audit Committee shall communicate any pre-approval made by it or a delegate to the Fund’s investment adviser to ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 and other documents as required under the federal securities laws. The Audit Committee has adopted Pre-Approval Policies and Procedures, attached hereto as Exhibit A.

(f)	To meet with the Funds’ Independent Auditor prior to the audit to discuss the planning and staffing of the audit, including when applicable a discussion of the periodic rotation of the engagement partner.

(g)	To review the fees charged to the Funds by the Independent Auditor for audit and permissible non-audit services.

(h)	To investigate reported or suspected improprieties in Fund operations.

[2]	“Permissible non-audit services” include any professional services, including tax services, provided to the Funds by the independent auditors, other than those provided to the Funds in connection with an audit or a review of the financial statements of the Funds. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Funds; (ii) financial information system design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible.

[3]	A “Service Affiliate” is any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

[4]	Section 202 of the Sarbanes-Oxley Act of 2002 (Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) and Rule 2-01(c)(7) under Regulation S-X. Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund, its investment adviser, and the Service Affiliates to the Independent Auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its delegate(s).

(i)	To review and discuss periodically the Funds’ policies and actions with respect to risk assessment and risk management to the extent such policies and actions relate to the scope of the Committee’s responsibilities.

(j)	To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by a Fund from any source regarding accounting, internal accounting and financial statement controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of a Fund and its service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

(k)	To assist the Funds, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which a Fund’s shares are listed.

(l)	To receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Funds’ ability to record, process, summarize, and report financial data and have identified for the Funds’ Independent Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal controls; and (iii) whether or not there were significant changes in the Funds’ internal controls or in other factors that could significantly affect the Funds’ internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(m)	To periodically discuss with management and the Independent Auditor the quality and adequacy of the Funds’ accounting and financial reporting policies and practices, the Funds’ internal controls (including the control process for reviewing and approving the Funds’ internal transactions and accounting) and, as appropriate, the internal controls of service providers.

(n)	To obtain and review annually a report by the Independent Auditor describing its internal quality control procedures, any material issues raised by its most recent internal quality control or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, any steps taken to deal with any such issues, and (to assess the auditors’ independence) all relationships between the Independent Auditor and the Funds’ investment adviser and its affiliates.

(o)	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

(p)	To evaluate the Audit Committee’s performance annually as part of the Board’s self-assessment.

(q)	To determine (in its capacity as a committee of the Board) appropriate funding by the Funds for payment of (i) compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds; (ii) compensation to any outside counsel, Independent Auditor, other experts or advisers employed by the Audit Committee, as it determines necessary to carry out its duties; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

(r)	To perform such other functions consistent with this Audit Committee Charter, the Funds’ Articles of Incorporation or Declaration of Trust, the Funds’ By-laws, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

The Audit Committee’s function is one of oversight. While the Audit Committee has the responsibilities set forth in this charter, it is not the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on the accuracy of the financial and other information provided to the Audit Committee by the Funds’ officers and employees and its internal and external service providers, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees). It is recognized that management is responsible for preparing the Funds’ financial statements and for maintaining appropriate systems for accounting. Management is responsible for reporting to the Audit Committee material findings by the internal audit department of the adviser and its affiliates relating to the operations of the Funds. The Funds’ Independent Auditor is responsible for conducting a proper audit of the Funds’ financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the Independent Directors/Trustees and, if applicable, to ratification by Fund shareholders) and evaluate the Funds’ Independent Auditor, to determine the compensation of the Funds’ Independent Auditor and, where appropriate, to replace the Funds’ Independent Auditor.

4.	Meetings

The Audit Committee shall meet on a regular basis at least twice a year. The Funds’ Principal Financial Officer shall attend such regular meetings, along with other invited personnel of the adviser and its affiliates. The Audit Committee may also hold special meetings as circumstances require. Participation may be by telephone, video conference, or similar electronic means.

The Audit Committee shall meet separately at least semi-annually with management, with personnel responsible for the internal audit function, and with the Independent Auditor, to give representatives of each the opportunity to privately discuss issues of interest to the Audit Committee. The Audit Committee shall also report to the Funds’ Board of Directors/Trustees.

5.	Resources and Authority of the Audit Committee

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s), and shall have full access to all books, records, facilities and personnel of the Funds, as needed.

6.	Annual Review and Approval

The Audit Committee shall review and assess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors/Trustees. The full Board of Directors/Trustees shall approve this Charter at least annually. The Charter, including any amendments thereto, shall be maintained in the records of the Funds.

Most Recently Reviewed: August 5, 2020

Most Recently Approved: August 5, 2020

Initially Approved: January 25, 2000

Revision History: May 9, 2007; May 6, 2009; February 2, 2011; June 22, 2011; May 5, 2015; May 3, 2016; November 2, 2016; May 1, 2017, April 30, 2019

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

Lattice Strategies Trust

Hartford Funds Exchange-Traded Trust

Hartford Schroders Opportunistic Income Fund

Audit Committee Pre-Approval Policies and Procedures

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”) require that the Audit Committee for the above-referenced companies (each a “Fund” and together the “Funds”) pre-approve all audit services and non-audit services provided to the Fund by its independent registered public accounting firm (“Independent Auditor”), as well as all non-audit services provided by the Independent Auditor to the Fund’s investment adviser and its Service Affiliates if the services directly impact the Fund’s operations and financial reporting.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Independent Auditor provides to the Fund and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Independent Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Independent Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any Service Affiliate during the period of the Independent Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of an Independent Auditor to audit the Fund’s financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Independent Auditor to enable the Audit Committee to make a reasonable evaluation of the Independent Auditor’s qualifications and independence. The Audit Committee also shall consider the Independent Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. Where the proposed fees have not been determined at the time of approval, the Audit Committee may consider a fee estimate or range as provided by the Independent Auditor.

2.	The Audit Committee shall report to the Board of Directors/Trustees (the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Independent Auditor be selected by the vote, cast in person, of a majority of the members of the Fund’s Board who are not interested persons of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types of Services

1.	The Audit Committee shall pre-approve types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Independent Auditor, management of the Fund, in consultation with the Independent Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund may request from the Independent Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Fund’s operations and financial reporting that Service Affiliates may request from the Independent Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Independent Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.	A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to the Fund’s investment adviser and Service Affiliates and the appropriate partners of the Independent Auditor. Periodically, the Independent Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.	Management of the Fund, in consultation with the Independent Auditor, may submit either to the Audit Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

3.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Fund’s management, in consultation with the Independent Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Independent Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be reported to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Independent Auditor providing the requested non-audit service, the matter may be presented to the full Audit Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Act and the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Act and the Rules, has been satisfied.

F.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Act and the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Act and the Rules, has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

G.	Prohibited and Conditionally Prohibited Non-Audit Services

The Independent Auditor may not provide (except as described below) any of the following services to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex. For purposes of this policy, “investment company complex” includes: 1) any entity controlling or controlled by the Fund’s investment adviser/sponsor, 2) any other investment adviser under common control with the Fund’s investment adviser/sponsor, and 3) any investment companies advised by any investment adviser in the investment company complex.

1.	Conditionally Prohibited Non-Audit Services

The following services may be provided if the Fund and the Audit Committee can reasonably conclude that the result of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements:

•	Bookeeping;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

2.	Prohibited Non-Audit Services

•	Management Functions or human resources;
•	Broker or dealer, investment adviser or investment banking services;
•	Legal services and expert services unrelated to the audit; and
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is prohibited.

Last Reviewed on: August 5, 2020

Last Approved on: August 5, 2020

Appendix N: Nominating and Governance Committee Charter

THE HARTFORD MUTUAL FUNDS, INC.

THE HARTFORD MUTUAL FUNDS II, INC.

HARTFORD SERIES FUND, INC.

HARTFORD HLS SERIES FUND II, INC.

LATTICE STRATEGIES TRUST

HARTFORD FUNDS EXCHANGE-TRADED TRUST

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

(the “Funds”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Membership

The Nominating and Governance Committee of the Funds (the “Committee”) shall be composed of all of the Directors/Trustees of the Funds that are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (“Independent Directors”).

Duties and Powers Duties and Powers

1.	The Committee shall make nominations for Independent Director membership on the Board of Directors/Trustees of the Funds (the “Board”). The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940 as amended (the “1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee may seek suggestions for candidates for nomination from any person or source it deems appropriate.

2.	The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs pursuant to the procedures attached hereto as Appendix A.

3.	The Committee shall (1) periodically review and evaluate the compensation of the Independent Directors and (2) make recommendations to the Board regarding the compensation of, and expense reimbursement policies with respect to, the Independent Directors. In evaluating the compensation of the Independent Directors, the Committee may consider the factors set forth in Appendix B or other factors the Committee deems appropriate.

4.	The Committee is authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for Independent Directors.

5.	The Committee shall meet as appropriate prior to or after a meeting of the full Board and is empowered to hold special meetings as appropriate.

6.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, as deemed appropriate, at the expense of the Funds.

7.	The Committee shall review these Procedures as appropriate and recommend any changes to Board.

Most Recently Reviewed: May 2, 2019

Most Recently Approved: May 2, 2019

Initially Approved: May 13, 2003

Revision History: November 1, 2006; June 22, 2011; November 4, 2015, May 2, 2019

APPENDIX A

Procedures For Consideration of Shareholder Nominations

for Independent Director Membership by the Nominating and Governance Committee

1.	The Nominating and Governance Committee (the “Committee”) will consider nominees recommended by shareholders if a vacancy among the Independent Directors of the Funds occurs. Each eligible shareholder or shareholder group may submit not more than one Independent Director nominee.

2.	In order for the Committee to consider a nominee recommended by shareholders, the nominee, as well as the shareholder or shareholder group making the recommendation, must meet all requirements provided under applicable federal and state law and in the applicable Fund’s organizational documents.

3.	In order to recommend a nominee, a shareholder must send a letter to the Chair of the Committee, in care of the Secretary of the applicable Fund, at 690 Lee Road, Wayne, PA 19087, and must include, at a minimum:

(i)	the shareholder’s contact information;

(ii)	the nominee’s contact information, the nominee’s resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee;

(iii)	a statement as to whether the nominee is an “interested person” of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement;

(iv)	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

(v)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund’s proxy statement, if so designated by the Committee and the Fund’s Board of Directors.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration due to the deficient submission.

4.	A shareholder nominee recommendation must be received by the Committee within a reasonable time period prior to the proxy submission.

5.	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

6.	If the Committee receives a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund’s voting shares for at least one year as of the date of the recommendation and the shareholder or shareholder group and their candidate provides his or her written consent at the time the recommendation is made, the Fund shall disclose in the applicable proxy statement: (1) the candidate’s identity, (2) the identity of the shareholder or shareholder group making the recommendation, and (3) whether or not the Committee chose to nominate that candidate.

7.	The Committee shall evaluate the qualifications of a director nominee in accordance with the guidelines attached hereto as Exhibit 1. The Committee may, in its sole discretion, consider any factors that it deems relevant in its consideration of a director nominee. Candidates submitted by shareholders shall be evaluated according to the same criteria as other director candidates.

8.	The Committee may, in its sole discretion, hire third parties to assist it with identifying, screening and evaluating nominees. If a third party is used with respect to a particular election, appropriate disclosure of that fact in the relevant proxy statement shall be made in accordance with applicable law.

9.	The final nomination of a prospective director rests solely with the Committee.

10.	The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors of the Funds.

EXHIBIT 1

CRITERIA FOR SELECTION OF NEW INDEPENDENT DIRECTORS

The ideal panel of Independent Directors should represent a cross section of the shareholder base of the Funds and, since their duties involve oversight of the management company’s and service providers’ activities relative to shareholder interests, care should be given to insure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

To maintain the vitality of the panel, some mandatory turnover of members is desired and should be accomplished through a reasonable retirement policy.

The following criteria giving no prejudice towards an individual’s gender, religion or race should be considered as a minimum requirement for consideration as an Independent Director:

1.	Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity.

2.	College degree or business experience equivalent to a college degree.

3.	At least one Independent Director should have an investment background and at least one Director should have a financial/accounting background.

4.	Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests.

5.	An ability to invest in Funds.

6.	A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders.

7.	A person of high ethical standards.

APPENDIX B

There is no specific formula that the Committee is required to use when reviewing and evaluating the appropriate level of Independent Directors compensation. Rather, the Committee’s review and evaluation should be based on the business judgment of its members, after an examination of the surrounding circumstances. The factors listed below may be considered by the Committee in reviewing and evaluating the compensation of the Independent Directors.

1.	The current level of compensation paid to the Independent Directors;

2.	The number of directors relative to the assets of the Funds overseen by the Board;

3.	The size, complexity and structure of the Funds in the Fund complex as well as the Fund complex as a whole;

4.	The complexity of the responsibilities assumed by the Independent Directors;

5.	The frequency of Board meetings;

6.	The time required to review and carefully evaluate the materials provided by management in connection with each Board meeting;

7.	The amount of compensation necessary to attract and retain highly qualified Board members;

8.	Time required to serve as Board and committee chair;

9.	The potential liability to which the Directors are exposed; and

10.	The amounts paid to Independent Directors of other mutual funds and the amounts paid to corporate directors.

THE HARTFORD MUTUAL FUNDS 690 LEE ROAD WAYNE, PENNSYLVANIA 19087 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D22212-S07744 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the election of each nominee: For All Withhold All For All Except 1. Election of Directors 01) Hilary E. Ackermann 02) Robin C. Beery 03) Lynn S. Birdsong 04) Derrick D. Cephas 05) James E. Davey 06) Christine R. Detrick 07) Andrew A. Johnson 08) Paul L. Rosenberg 09) Lemma W. Senbet 10) David Sung To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement is available at www.proxyvote.com. D22213-S07744 The Hartford Funds Family of Funds THE HARTFORD MUTUAL FUNDS, INC. THE HARTFORD MUTUAL FUNDS II, INC. HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND Joint Special Meeting of Shareholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Walter F. Garger and Thomas R. Phillips, or each of them separately with power to act without the other and with the right of substitution in each, as proxies of the undersigned to vote, as designated herein, all shares of the series of the Companies named above (the "Funds") held by the undersigned at the Joint Special Meeting of Shareholders to be held via Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ on October 21, 2020, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement, and to otherwise represent the undersigned with all powers the undersigned would possess if present in person. PLEASE SIGN AND DATE ON THE REVERSE SIDE

THE HARTFORD MUTUAL FUNDS 690 LEE ROAD WAYNE, PENNSYLVANIA 19087 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D22215-S07739 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the election of each nominee: 1. Election of Directors Nominees: For Against Abstain 1a. Hilary E. Ackermann 1b. Robin C. Beery 1c. Lynn S. Birdsong 1d. Derrick D. Cephas 1e. James E. Davey 1f. Christine R. Detrick 1g. Andrew A. Johnson 1h. Paul L. Rosenberg 1i. Lemma W. Senbet 1j. David Sung Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement is available at www.proxyvote.com. D22216-S07739 The Hartford Funds Family of Funds LATTICE STRATEGIES TRUST Joint Special Meeting of Shareholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Walter F. Garger and Thomas R. Phillips, or each of them separately with power to act without the other and with the right of substitution in each, as proxies of the undersigned to vote, as designated herein, all shares of the series of the Companies named above (the "Funds") held by the undersigned at the Joint Special Meeting of Shareholders to be held via Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ on October 21, 2020, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement, and to otherwise represent the undersigned with all powers the undersigned would possess if present in person. PLEASE SIGN AND DATE ON THE REVERSE SIDE

THE HARTFORD MUTUAL FUNDS 690 LEE ROAD WAYNE, PENNSYLVANIA 19087 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D22217-S07739 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the election of each nominee: For All Withhold All For ALl Except 1. Election of Directors Nominees: 01) Hilary E. Ackermann 02) Robin C. Beery 03) Lynn S. Birdsong 04) Derrick D. Cephas 05) James E. Davey 06) Christine R. Detrick 07) Andrew A. Johnson 08) Paul L. Rosenberg 09) Lemma W. Senbet 10) David Sung To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement is available at www.proxyvote.com. D22218-S07739 The Hartford Funds Family of Funds HARTFORD FUNDS EXCHANGE-TRADED TRUST Joint Special Meeting of Shareholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Walter F. Garger and Thomas R. Phillips, or each of them separately with power to act without the other and with the right of substitution in each, as proxies of the undersigned to vote, as designated herein, all shares of the series of the Companies named above (the "Funds") held by the undersigned at the Joint Special Meeting of Shareholders to be held via Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ on October 21, 2020, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement, and to otherwise represent the undersigned with all powers the undersigned would possess if present in person. PLEASE SIGN AND DATE ON THE REVERSE SIDE

THE HARTFORD MUTUAL FUNDS 690 LEE ROAD WAYNE, PENNSYLVANIA 19087 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D22209-S07737 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the election of each nominee: For All Withhold All For All Except 1. Election of Directors Nominees: 01) Hilary E. Ackermann 02) Robin C. Beery 03) Lynn S. Birdsong 04) Derrick D. Cephas 05) James E. Davey 06) Christine R. Detrick 07) Andrew A. Johnson 08) Paul L. Rosenberg 09) Lemma W. Senbet 10) David Sung To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement is available at www.proxyvote.com. D22210-S07737 The Hartford Funds Family of Funds HARTFORD SERIES FUND, INC. HARTFORD HLS SERIES FUND II, INC. Joint Special Meeting of Shareholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Walter F. Garger and Thomas R. Phillips, or each of them separately with power to act without the other and with the right of substitution in each, as proxies of the undersigned to vote, as designated herein, all shares of the series of the Companies named above (the "Funds") held by the undersigned at the Joint Special Meeting of Shareholders to be held via Virtual Shareholder Meeting at https://viewproxy.com/hartfordfunds/broadridgevsm/ on October 21, 2020, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement, and to otherwise represent the undersigned with all powers the undersigned would possess if present in person. PLEASE SIGN AND DATE ON THE REVERSE SIDE